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                                                                    Exhibit 10.2


                                                               EXECUTION VERSION









                            SECURITY TRUST AGREEMENT

                            Dated as of June 26, 2001

                                     between

                          LEASE INVESTMENT FLIGHT TRUST

                                       and

                                LIFT TRUST-SUB 1

                                       and

                   THE ADDITIONAL GRANTORS REFERRED TO HEREIN
                                 as the Grantors

                                       and

                             BANKERS TRUST COMPANY,
                 as the Security Trustee and the Operating Bank













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                          T A B L E  O F  C O N T E N T S

                                                                            PAGE

ARTICLE I DEFINITIONS.........................................................2
         SECTION 1.01      DEFINITIONS........................................2
         SECTION 1.02      CONSTRUCTION AND USAGE.............................7
ARTICLE II SECURITY...........................................................7
         SECTION 2.01      GRANT OF SECURITY..................................7
         SECTION 2.02      SECURITY FOR OBLIGATIONS..........................10
         SECTION 2.03      REPRESENTATIONS AND WARRANTIES OF THE GRANTORS....10
         SECTION 2.04      GRANTORS REMAIN LIABLE............................11
         SECTION 2.05      DELIVERY OF COLLATERAL............................12
         SECTION 2.06      MAINTENANCE OF SECURITY TRUSTEE ACCOUNTS..........12
         SECTION 2.07      THE GRANTOR AND THE ACCOUNTS......................13
         SECTION 2.08      AS TO THE ASSIGNED DOCUMENTS......................14
         SECTION 2.09      AS TO SECURITY COLLATERAL, BENEFICIAL
                           INTEREST COLLATERAL AND INVESTMENT COLLATERAL.....16
         SECTION 2.10      FURTHER ASSURANCES................................17
         SECTION 2.11      PLACE OF PERFECTION; RECORDS......................18
         SECTION 2.12      VOTING RIGHTS; DIVIDENDS; ETC.....................18
         SECTION 2.13      TRANSFERS AND OTHER ENCUMBRANCES;
                           ADDITIONAL SHARES OR INTERESTS....................19
         SECTION 2.14      SECURITY TRUSTEE APPOINTED ATTORNEY-IN-FACT.......19
         SECTION 2.15      SECURITY TRUSTEE MAY PERFORM......................20
         SECTION 2.16      COVENANT TO PAY...................................20
         SECTION 2.17      DELIVERY OF COLLATERAL SUPPLEMENTS................20
         SECTION 2.18      ANNUAL OPINION....................................20
         SECTION 2.19      SUPPLEMENTARY SECURITY TRUST AGREEMENT............20
ARTICLE III REMEDIES.........................................................21
         SECTION 3.01      REMEDIES .........................................21
ARTICLE IV SECURITY INTEREST ABSOLUTE........................................22
         SECTION 4.01      SECURITY INTEREST ABSOLUTE........................22
ARTICLE V THE SECURITY TRUSTEE AND THE OPERATING BANK........................22
         SECTION 5.01      AUTHORIZATION AND ACTION..........................23
         SECTION 5.02      ABSENCE OF DUTIES.................................23
         SECTION 5.03      REPRESENTATIONS OR WARRANTIES.....................23
         SECTION 5.04      RELIANCE; AGENTS; ADVICE OF COUNSEL...............23
         SECTION 5.05      NO INDIVIDUAL LIABILITY...........................25
         SECTION 5.06      THE OPERATING BANK................................25
ARTICLE VI SUCCESSOR TRUSTEES AND OPERATING BANK.............................25
         SECTION 6.01      RESIGNATION AND REMOVAL OF SECURITY TRUSTEE.......25
         SECTION 6.02      APPOINTMENT OF SUCCESSOR..........................26
         SECTION 6.03      THE OPERATING BANK................................26
ARTICLE VII AGREEMENT BETWEEN SECURED PARTIES................................27
         SECTION 7.01      SUBORDINATION AND PRIORITY........................27
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         SECTION 7.02      EXERCISE OF REMEDIES..............................27
         SECTION 7.03      FURTHER AGREEMENTS OF SUBORDINATION...............28
         SECTION 7.04      RIGHTS OF SUBROGATION.............................29
         SECTION 7.05      FURTHER ASSURANCES OF SUBORDINATED
                           REPRESENTATIVES...................................30
         SECTION 7.06      NO CHANGE IN RIGHTS IN COLLATERAL.................30
         SECTION 7.07      WAIVER OF MARSHALLING AND SIMILAR RIGHTS..........30
         SECTION 7.08      ENFORCEMENT.......................................30
         SECTION 7.09      OBLIGATIONS NOT AFFECTED..........................30
         SECTION 7.10      WAIVER ...........................................31
         SECTION 7.11      SENIOR OBLIGATIONS AND SUBORDINATED
                           OBLIGATIONS UNIMPAIRED............................31
         SECTION 7.12      UPON DISCHARGE OF OBLIGATIONS.....................31
         SECTION 7.13      AGREEMENT OF THE SECURED PARTIES..................31
ARTICLE VIII INDEMNITY AND EXPENSES..........................................31
         SECTION 8.01      INDEMNITY.........................................32
         SECTION 8.02      HOLDERS' INDEMNITY................................33
         SECTION 8.03      NO COMPENSATION FROM SECURED PARTIES..............33
         SECTION 8.04      SECURITY TRUSTEE FEES.............................33
ARTICLE IX MISCELLANEOUS.....................................................33
         SECTION 9.01      AMENDMENTS; WAIVERS; ETC..........................33
         SECTION 9.02      ADDRESSES FOR NOTICES.............................34
         SECTION 9.03      NO WAIVER; REMEDIES...............................35
         SECTION 9.04      SEVERABILITY......................................35
         SECTION 9.05      CONTINUING SECURITY INTEREST; ASSIGNMENTS.........35
         SECTION 9.06      RELEASE AND TERMINATION...........................35
         SECTION 9.07      CURRENCY CONVERSION...............................36
         SECTION 9.08      GOVERNING LAW.....................................36
         SECTION 9.09      JURISDICTION......................................36
         SECTION 9.10      COUNTERPARTS......................................37
         SECTION 9.11      TABLE OF CONTENTS, HEADINGS, ETC..................37


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SCHEDULES

Schedule I    Pledged Stock, Pledged Beneficial Interest and Pledged Debt
Schedule II   Non-Trustee Account Information
Schedule III  Trade Names
Schedule IV   Chief Place of Business and Chief Executive or Registered Office

EXHIBITS

Exhibit A     Form of Secured Party Supplement
Exhibit B-1   Form of Collateral Supplement
Exhibit B-2   Form of Grantor Supplement
Exhibit C     Form of Non-Trustee Account Letter
Exhibit D     Form of Consent and Agreement
Exhibit E     Form of Supplementary Security Trust Agreement


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                            SECURITY TRUST AGREEMENT

                  This SECURITY TRUST AGREEMENT (this "Agreement"), dated as of June 26, 2001, is made between LEASE INVESTMENT FLIGHT TRUST, a Delaware statutory business trust (the "Note Issuer"), LIFT TRUST-SUB 1, a Delaware statutory business trust (the "Bridge Note Issuer"), the ISSUER SUBSIDIARIES listed on the signature pages of, or who otherwise become grantors under, this Agreement (together with the Note Issuer and the Bridge Note Issuer, the "Grantors") and BANKERS TRUST COMPANY, a New York banking corporation ("Bankers Trust").


                             PRELIMINARY STATEMENTS:

                  (1) The Note Issuer, the Bridge Note Issuer and Bankers Trust have entered into the Indenture pursuant to which the Bridge Note Issuer is issuing the Bridge Notes, the Note Issuer is issuing the Notes and Bankers Trust has been appointed the Trustee.

                  (2) Prior to the Effective Time, the Bridge Note Issuer is the owner of (i) all of the beneficial interest (the "Pledged Beneficial Interest") in certain Issuer Subsidiaries and all of the outstanding shares of capital stock of the other Issuer Subsidiaries (the "Pledged Stock"), all as described in the attached Schedule I and in any Collateral Supplement or Grantor Supplement and (ii) the indebtedness of certain Issuer Subsidiaries (the "Pledged Debt"), all as described in the attached Schedule I and in any Collateral Supplement or Grantor Supplement and upon the occurrence of the Effective Time, the Note Issuer will be the owner of the Pledged Beneficial Interest, the Pledged Stock and the Pledged Debt.

                  (3) The Issuer Subsidiaries are or may from time to time be parties to lease and sub-lease contracts and servicing agreements with respect to the Initial Aircraft, and they may enter into lease and sub-lease contracts and servicing agreements with respect to Additional Aircraft.

                  (4) The Note Issuer and the Issuer Subsidiaries may from time to time grant additional security for the benefit of the Secured Parties.

                  (5) It is a condition precedent to the issuance of the Bridge Notes by the Bridge Note Issuer and to the issuance of the Notes by the Note Issuer, that each Grantor grant the security interests required by this Agreement.

                  (6) Each Grantor will derive substantial direct and indirect benefit from the issuance of the Bridge Notes, the Notes and from the Related Documents.

                  (7) Bankers Trust is willing to act as the Security Trustee and the Operating Bank under this Agreement.

                  NOW, THEREFORE, in consideration of the premises, each Grantor hereby agrees with the Security Trustee for its benefit and the benefit of the other Secured Parties as follows:


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                                    ARTICLE I
                                   DEFINITIONS

                  SECTION 1.01 DEFINITIONS. (a) CERTAIN DEFINED TERMS. For the purposes of this Agreement, the following terms have the meanings indicated below:

                  "Account Collateral" has the meaning specified in Section
2.01.

                  "Account Letters" has the meaning specified in Section
2.07(a).

                  "Additional Grantor" has the meaning specified in Section
9.01.

                  "Agreed Currency" has the meaning specified in Section 9.07.

                  "Agreement" has the meaning specified in the recital of parties to this Agreement.

                  "Agreement Collateral" means, collectively, the Assigned Agreement Collateral, the Lease Collateral and the Servicing Collateral.

                  "Aircraft Purchase Collateral" has the meaning specified in
Section 2.01.

                  "Aircraft Purchase Collateral Provider" means any of or, in its plural form, two or more of the Sellers and any seller of any Additional Aircraft.

                  "Assigned Agreements" has the meaning specified in Section
2.01

                  "Assigned Agreement Collateral" has the meaning specified in
Section 2.01.

                  "Assigned Documents" means, collectively, the Assigned Agreements, the Assigned Leases, the Service Provider Documents included in the Servicing Collateral and the Acquisition Agreements included in the Aircraft Purchase Collateral.

                  "Assigned Leases" has the meaning specified in Section 2.01.

                  "Bankers Trust" has the meaning specified in the recital of parties to this Agreement.

                  "Bankers Trust Fee Letter" means the fee agreement dated as of June, 2001 between the Note Issuer and Bankers Trust.

                  "Beneficial Interest Collateral" has the meaning specified in
Section 2.01.

                  "Bridge Note Issuer" has the meaning specified in the recital of the parties to the Agreement.

                  "Certificated Security" means a certificated security (as defined in Section 8-102(a)(4) of the UCC) other than a Government Security.



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                  "Collateral" has the meaning specified in Section 2.01.

                  "Collateral Supplement" means a supplement to this Agreement in substantially the form attached as Exhibit B-1 executed and delivered by a Grantor.

                  "Effective Time" means the time of the issuance of the Initial Notes under the Indenture being the time of authentication and delivery thereof by the Security Trustee to the initial Holders thereof.

                  "Government Security" means any security issued or guaranteed by the United States of America or an agency or instrumentality thereof that is maintained in book-entry on the records of the Federal Reserve Bank of New York and is subject to Revised Book-Entry Rules.

                  "Grantors" has the meaning specified in the recital of parties to this Agreement.

                  "Grantor Supplement" means a supplement to this Agreement in substantially the form attached as Exhibit B-2 executed and delivered by an Issuer Group Member.

                  "Indenture" means the Trust Indenture dated as of June 26, 2001 between the Note Issuer, the Bridge Note Issuer, the Administrative Agent and the Trustee.

                  "Indenture Obligations" means, in respect of any class of Notes, all obligations of the Issuer under and in respect of such class of Notes including all obligations of the Issuer to make payments of principal of, interest on (including Registration Step-Up Interest, Maturity Step-Up Interest, Additional Interest and interest following the filing of a petition initiating any proceeding referred to in Section 7.03(a)) and premium, if any, on such class of Notes, all obligations to pay any fees, expenses or other amounts under or in respect of such class of Notes, the Indenture or any Related Document in respect of such class of Notes, and all obligations in respect of any amendment, modification, extension, renewal or refinancing of such class of Notes.

                  "Instrument" means any "instrument" as defined in Section 9-105(1)(i) of the UCC.

                  "Investment Collateral" has the meaning specified in Section 2.01.

                  "Issuer" means prior to the Effective Time, the Bridge Note Issuer and from and after the Effective Time, the Note Issuer.

                  "Lease Assignment Documents" means, in respect of any Assigned Lease, (a) any agreement providing for the novation thereof to substitute, or the assignment thereof to, an Issuer Group Member as the lessor, (b) any agreement or instrument supplemental to this Agreement for the purpose of effecting and/or perfecting the assignment of, and the grant of a lien upon, such Assigned Lease in favor the Security Trustee under any Applicable Law (other than the law of the State of New York), (c) any notice provided to the lessee thereof of the assignment thereof


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pursuant to this Agreement and/or such supplement, (d) any acknowledgment of such assignment by such lessee and (e) any undertaking of quiet enjoyment given by the Security Trustee in respect thereof.

                  "Lease Collateral" has the meaning specified in Section 2.01.

                  "Non-Trustee Account Banks" has the meaning specified in
Section 2.07.

                  "Non-Trustee Account Collateral" has the meaning specified in
Section 2.01.

                  "Note Issuer" has the meaning specified in the recital of parties to this Agreement.

                  "Obligor" has the meaning specified in Section 2.07.

                  "Operating Bank" means the Person acting, at the time of determination, as the operating bank under this Agreement. The initial Operating Bank is Bankers Trust.

                  "Owner Trustee Fee Agreement" means the fee agreement between the Owner Trustee and the Note Issuer.

                  "Pledged Beneficial Interest" has the meaning specified in the preliminary statements to this Agreement.

                  "Pledged Debt" has the meaning specified in the preliminary statements to this Agreement.

                  "Pledged Stock" has the meaning specified in the preliminary statements to this Agreement.

                  "Received Currency" has the meaning specified in Section 9.07.

                  "Relevant Collateral" has the meaning specified in Section 2.09(a).

                  "Revised Book-Entry Rules" means 31 C.F.R. ss. 357 (Treasury bills, notes and bonds); 12 C.F.R. ss. 615 (book-entry securities of the Farm Credit Administration); 12 C.F.R. ss.ss. 910 and 912 (book-entry securities of the Federal Home Loan Banks); 24 C.F.R. ss. 81 (book-entry securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation); 12 C.F.R. ss. 1511 (book-entry securities of the Resolution Funding Corporation); 31 C.F.R. ss. 354 (book-entry securities of the Student Loan Marketing Association); and any substantially comparable book-entry rules of any other Federal agency or instrumentality.

                  "Secured Collateral Provider" means any of or, in its plural form, all of the Secured Service Providers, Secured Swap Providers, Secured Credit Facility Providers and Aircraft Purchase Collateral Providers.



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                  "Secured Collateral Provider Document" means any of or, in its plural form, all of the Service Provider Documents, Swap Agreements, Credit Facilities and Acquisition Agreements.

                  "Secured Credit Facility" means any Eligible Credit Facility in respect of which the provider has delivered to the Security Trustee a Secured Party Supplement.

                  "Secured Credit Facility Obligations" means the obligations of the Issuer now or hereafter existing under any Secured Credit Facilities to Secured Credit Facility Providers.

                  "Secured Credit Facility Provider" means the provider of any Secured Credit Facility.

                  "Secured Obligations" means, collectively, the Indenture Obligations with respect to all classes of Notes, the Secured Service Provider Obligations, the Additional Servicer Amounts, the Secured Credit Facility Obligations and the Secured Swap Provider Obligations.

                  "Secured Party" means any of or, in the plural form, all of the Security Trustee, each other Secured Service Provider, each Holder, each Secured Credit Facility Provider and each Secured Swap Provider.

                  "Secured Party Supplement" means a supplement to this Agreement in substantially the form attached as Exhibit A executed and delivered to the Security Trustee by a Service Provider, a Swap Provider or a Secured Credit Facility Provider.

                  "Secured Service Provider" means any of the Security Trustee, the Trustee, the Operating Bank, the Servicer, the Administrative Agent, the Reference Agent, the Financial Advisor, the Capital Markets Advisor and each other provider (including any Authorized Agent) of a Secured Service Provider Document.

                  "Secured Service Provider Document" means any of any Service Provider Document listed under clause (a) of the definition of that term and any other service agreement entered into by an Issuer Group Member in accordance with the Indenture in respect of which the counterparty has executed and delivered to the Security Trustee a Secured Party Supplement.

                  "Secured Service Provider Obligations" means, collectively, the obligations now or hereafter existing of any Issuer Group Member to a Service Provider under a Secured Service Provider Document other than the Additional Servicer Amounts.

                  "Secured Swap Agreement" means a Swap Agreement in respect of which the Swap Provider has executed and delivered to the Security Trustee a Secured Party Supplement.

                  "Secured Swap Provider" means the Swap Provider of a Secured Swap Agreement.



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                  "Secured Swap Provider Obligations" means the obligations of the Issuer now or hereafter existing under the Secured Swap Agreements.

                  "Securities Account" means a securities account as defined in
Section 8-501(a) of the UCC maintained in the name of the Security Trustee as "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC) on the books and records of the Operating Bank or another Securities Intermediary in the State of New York.

                  "Securities Intermediary" means any "securities intermediary" of the Security Trustee as defined in 31 C.F.R. Section 357.2 or Section 8-102(a)(14) of the UCC.

                  "Security Collateral" has the meaning specified in Section 2.01(a).

                  "Security Trustee" means the Person appointed, at the time of determination, as the security trustee under this Agreement. The initial Security Trustee is Bankers Trust.

                  "Security Trustee Account" means any Account other than a Non-Trustee Account.

                  "Senior Creditors" means the Secured Parties to whom the Senior Obligations are owed.

                  "Senior Obligations" means, with respect to any Secured Obligation (other than Secured Service Provider Obligations and all Secured Credit Facility Obligations that constitute Expenses), all other Obligations the payment of which constitute a Prior Ranking Amount.

                  "Senior Representative" means the Controlling Party.

                  "Service Provider Documents" means (a) the Administrative Agency Agreement, the Trust Agreement (with respect to the obligations of the Issuer to the Owner Trustee), the Indenture (with respect to the obligations of the Issuer to the Trustee), the Reference Agency Agreement, the Servicing Agreement, the Financial Advisory Agreement, the Capital Markets Advisory Agreement, the Bankers Trust Fee Agreement, the Owner Trustee Fee Agreement and this Agreement (with respect to the obligations of the Grantors to the Security Trustee and the Operating Bank) and (b) any other service agreement entered into by any Issuer Group Member pursuant to the Indenture.

                  "Subordinated Creditors" means, at any time, the holders and owners of Subordinated Obligations.

                  "Subordinated Obligations" means (a) with respect to the Secured Service Provider Obligations and Secured Credit Facility Obligations that constitute Expenses, all other Obligations and (b) with respect to any other Secured Obligations, all Obligations as to which the payment of such Secured Obligation constitutes a Prior Ranking Amount.



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                  "Subordinated Representative" means, at any time, any trustee or representative of any holders or owners (or, in the absence of any such person, such holders and owners) of any Secured Obligations other than the Senior Representative at such time.

                  "Supplementary Security Trust Agreement" means the Supplementary Security Trust between the grantors referred to therein and the Security Trustee, substantially in the form attached as Exhibit E to this Agreement.

                  "UCC" means the Uniform Commercial Code as in effect on the date of determination in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such perfection or effect of perfection or non-perfection. If, as is anticipated on the date hereof, the provisions of Article 9 of the UCC used in this Agreement are legislatively modified, upon such modifications becoming effective, the references in this Agreement to "Section 9-105(1)(i)", "Section 9-115(1)(f)" and "Section 9-105" of the UCC will each be taken to mean "Section 9-102" of the UCC and the references in this Agreement to "Section 9-504(i)(c)" and "Section 9-505(2)" of the UCC shall be taken to mean "Section 9-615" and "Section 9-620" of the UCC, respectively.

                  "Uncertificated Security" means an uncertificated security (as defined in Section 8-102(a)(18) of the UCC) other than a Government Security.

                  (b) TERMS DEFINED IN THE INDENTURE. For all purposes of this Agreement, all capitalized terms used, but not defined in, this Agreement shall have the respective meanings assigned to such terms in the Indenture.

                  SECTION 1.02 CONSTRUCTION AND USAGE. The conventions of construction and usage set forth in Section 1.02 of the Indenture are hereby incorporated by reference in this Agreement.


                                   ARTICLE II
                                    SECURITY

                  SECTION 2.01 GRANT OF SECURITY. To secure the Secured Obligations, each Grantor hereby assigns and pledges to the Security Trustee for its benefit and the benefit of the Secured Parties (except, with respect to any Secured Collateral Provider Documents under clause (h), clause (i) or clause (j) below, the related Secured Collateral Provider), and hereby grants to the Security Trustee for its benefit and the benefit of the Secured Parties (except, with respect to any Secured Collateral Provider Documents under clause (h), clause (i) or clause (j) below, the related Secured Collateral Provider) a security interest in, all of such Grantor's right, title and interest in and to the following (collectively, the "Collateral"):

                  (a) with respect to each Grantor, all of the following (the "Security Collateral"):



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                  (i) the Pledged Stock and the certificates representing such
Pledged Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

                  (ii) the Pledged Debt, all the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

                  (iii) all additional shares of the capital stock of any Issuer Group Member from time to time acquired by such Grantor in any manner, including the capital stock of any Issuer Group Member that may be formed from time to time, and all certificates, if any, representing such additional shares of the capital stock and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional shares; and

                  (iv) all additional indebtedness from time to time owed to such Grantor by any Issuer Group Member and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

                  (b) with respect to each Grantor, all of the following (the "Beneficial Interest Collateral"):

                  (i) the Pledged Beneficial Interests, all certificates, if any, from time to time representing all of such Grantor's right, title and interest in the Pledged Beneficial Interest, any contracts and instruments pursuant to which any such Pledged Beneficial Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Beneficial Interest; and

                  (ii) all of such Grantor's right, title and interest in all additional beneficial interests in any Issuer Group Member from time to time acquired by such Grantor in any manner, including the beneficial interests in any Issuer Group Member that may be formed from time to time, and all certificates, if any, from time to time representing such additional beneficial interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional beneficial interests;

                  (c) with respect to each Grantor, all of the following (collectively, the "Non-Trustee Account Collateral"):

                  (i) all of the Non-Trustee Accounts in such Grantor's name, all funds or any other interest held or required by the terms of the Indenture to be held in, and all certificates and instruments, if any, from time to time representing or evidencing, such Non-Trustee Accounts;



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                  (ii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Security Trustee for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Non-Trustee Account Collateral; and

                  (iii) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Non-Trustee Account Collateral;

                  (d) with respect to each Grantor, all right of such Grantor in and to each Security Trustee Account at any time or from time to time established and all cash, investment property, Permitted Account Investments, other Investments, securities, instruments or other property (including all "financial assets" within the meaning of Section 8-102(a)(9) of the UCC) at any time or from time to time credited to any such Security Trustee Account (collectively, the "Account Collateral");

                  (e) all other "investment property" (as defined in Section 9-115(1)(f) of the UCC) of each Grantor including written notification of the following (the "Investment Collateral"):

                  (i) all Permitted Account Investments made or acquired from or with the proceeds of any Non-Trustee Account Collateral of such Grantor from time to time and all certificates and instruments, if any, from time to time representing or evidencing such Permitted Account Investments; and

                  (ii) all interest, dividends, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Investment Collateral;

                  (f) with respect to the Issuer, all of the following (the "Assigned Agreement Collateral"):

                  (i) all of such Grantor's right, title and interest in and to all security assignments, cash deposit agreements and other security agreements executed in its favor by any Issuer Subsidiary, in each case as such agreements may be amended or otherwise modified from time to time (collectively, the "Assigned Agreements"); and

                  (ii) all of such Grantor's right, title and interest in and to all deposit accounts, all funds or other property held in such deposit accounts, all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts and all other property of whatever nature, in each case pledged, assigned or transferred to it or mortgaged or charged in its favor pursuant to any Assigned Agreement;

                  (g) with respect to each Grantor, all of such Grantor's right, title and interest in and to all Leases to which such Grantor is or may from time to time be party and any leasing arrangements among Issuer Group Members with respect to such Leases (all such Leases, the "Assigned Leases"), including
(i) all rights of such Grantor to receive moneys due and to become

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due under or pursuant to such Assigned Leases, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such Assigned Leases, (iii) claims of such Grantor for damages arising out of or for breach or default under such Assigned Leases, (iv) all rights under any such Assigned Lease with respect to any subleases of the Aircraft subject to such Assigned Lease and (v) the right of such Grantor to terminate such Assigned Leases and to compel performance of, and otherwise to exercise all remedies under, any Assigned Lease, whether arising under such Assigned Leases or by statute or at law or in equity (the "Lease Collateral");

                  (h) with respect to each Grantor, all of such Grantor's right, title and interest in and to all Service Provider Documents (the "Servicing Collateral");

                  (i) with respect to each Grantor, all of such Grantor's right, title and interest in and to all Acquisition Agreements (the "Aircraft Purchase Collateral");

                  (j) with respect to each Grantor, all of such Grantor's right, title and interest in and to all Credit Facilities not consisting of a Cash Collateral Account and Swap Agreements and all rights to administer, draw upon and otherwise deal with each such Credit Facility and to administer and otherwise deal with each such Swap Agreement;

                  (k) with respect each Grantor, all of such Grantor's right, title and interest in and to the personal property identified in a Grantor Supplement or a Collateral Supplement executed and delivered by such Grantor to the Security Trustee; and

                  (l) all proceeds of any and all of the foregoing Collateral (including proceeds that constitute property of the types described in subsections (a), (b), (c), (d), (e), (f), (g), (h), (i), (j) and (k) of this
Section 2.01);

provided that the Collateral shall not include Excluded Payments.

                  SECTION 2.02 SECURITY FOR OBLIGATIONS. This Agreement secures the payment and performance of all Secured Obligations of the Grantors to each Secured Party (subject to the subordination provision of this Agreement and the Indenture) and shall be held by the Security Trustee in trust for the Secured Parties. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to any Secured Parties but for the fact that Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.

                  SECTION 2.03 REPRESENTATIONS AND WARRANTIES OF THE GRANTORS. Each Grantor represents and warrants as of the date of this Agreement, and as of each subsequent Closing Date and each Delivery Date on which such Grantor accepts an Aircraft, as follows:

                  (a) The Grantors are the legal and beneficial owner of the Collateral free and clear of any Encumbrance (other than Permitted Encumbrances), other than that of this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Security Trustee relating to Collateral.

                  (b) This Agreement creates a valid and (upon the taking of the actions required hereby) perfected security interest in the Collateral as security for the Secured Obligations, subject in priority to no other Encumbrances (other than Permitted Encumbrances), and all filings and other actions necessary or desirable to perfect and protect such security interest have been (or in the case of future Collateral will be) duly taken.

                  (c) No Grantor has any trade names except as set forth on
Schedule III hereto.

                  (d) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required either (i) for the grant by such Grantor of the assignment and security interest granted hereby,
(ii) for the execution, delivery or performance of this Agreement by such Grantor or (iii) for the perfection or maintenance of the pledge, assignment and security interest created hereby, except for the filing of financing and continuation statements under the Uniform Commercial Code.

                  (e) The chief place of business and chief executive or registered office of such Grantor and the office where such Grantor keeps records of the Collateral are located at the address specified opposite the name of such Grantor on the attached Schedule IV.

                  (f) The Pledged Stock constitutes the percentage of the issued and outstanding shares of capital stock of the issuers thereof indicated on the attached Schedule I. The Pledged Beneficial Interests constitute the percentage of the beneficial interest of the issuer thereof indicated on Schedule I hereto.

                  (g) The Pledged Stock and the Pledged Beneficial Interest have been duly authorized and validly issued and are fully paid up and nonassessable. The Pledged Debt has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of each obligor thereunder and is not in default.

                  (h) A true and complete copy of each Assigned Agreement in effect on the Initial Closing Date has been delivered to the Security Trustee. Each Assigned Document upon its inclusion in the Collateral will have been duly authorized, executed and delivered by the relevant Grantors, will be in full force and effect and will be binding upon and enforceable against all parties thereto in accordance with their terms.

                  SECTION 2.04 GRANTORS REMAIN LIABLE. Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Security Trustee of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor under the contracts and agreements included in the Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.

                  SECTION 2.05 DELIVERY OF COLLATERAL. All certificates or instruments representing or evidencing any Collateral (other than Account Collateral) shall be delivered to and held by or on behalf of the Security Trustee in New York and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to evidence the security interests granted thereby. The Security Trustee shall have the right, at any time in its discretion and without notice to any Grantor, to transfer to or to register in the name of the Security Trustee or any of its nominees any or all of the Pledged Stock and Pledged Beneficial Interest, subject only to the revocable rights specified in Section 2.12(a). In addition, the Security Trustee shall have the right at any time to exchange certificates or instruments representing or evidencing any Collateral (other than Account Collateral) for certificates or instruments of smaller or larger denominations. To the extent that any Assigned Lease constitutes chattel paper (as defined in Section 9-105 of the UCC), the Grantors shall cause the original of such Assigned Lease to be delivered to the Security Trustee promptly (and in any case no later than ten days) after the execution and delivery of such Assigned Lease by all its parties.

                  SECTION 2.06 MAINTENANCE OF SECURITY TRUSTEE ACCOUNTS.

                  (a) Bankers Trust hereby agrees to act as the Operating Bank under this Agreement. Upon the execution of this Agreement and from time to time thereafter as called for by Section 3.01 of the Indenture, the Operating Bank shall establish and maintain on the books and records of its office specified in
Section 9.02 and maintain in the name of the Security Trustee each respective Security Trustee Account (as an Eligible Account) to be established on the Initial Closing Date or on such other time. If, at any time, any Security Trustee Account ceases to be an Eligible Account, the Operating Bank shall, within 10 Business Days thereafter, establish a new Security Trustee Account having the same characteristics or such other Account and transfer all property related to such old Account to such new Account. The Operating Bank also agrees to cooperate with any replacement Operating Bank as to the transfer of any property in, or records relating to, any Security Trust Account maintained by it. Except as a Secured Party in accordance with the provisions of this Agreement, Bankers Trust waives any claim or lien against any Account it may have, by operation of law or otherwise, for any amount owed to it by any Grantor.

                  (b) The Operating Bank hereby agrees that (i) each Security Trustee Account will be and will be maintained as a Securities Account of which it is the Securities Intermediary and in respect of which the Security Trustee is the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC) of the "securities entitlement" (as defined in Section 8-102(a)(17) of the UCC) with respect to each "financial asset" (as defined in Section 8-102(a)(9) of the UCC) credited to such Account, (ii) all Collections and other cash required to be deposited in any such Account and Permitted Account Investments and all other property acquired with cash credited to any such Account will be credited to such Account, (iii) all items of property (whether cash, investment property, Permitted Account Investments, other investments, securities, instruments or other property credited to each Security Trustee Account will be treated as a "financial asset" (as defined in Section 8-102(a)(9) of the UCC) under Article 8 of the UCC, (iv) its "securities intermediary's jurisdiction" (as defined in Section 8-110(e) of the UCC) with respect to each Account is the State of New York and (v) all securities, instruments and other property in order or registered from and credited to any Security Trustee Account shall be payable to or to the order of, or registered in the name of, the Operating Bank or shall be indorsed to the Operating Bank or in blank, and in no case whatsoever shall any financial asset credited to any Security Trustee Account be registered in the name of any Grantor, payable to or to the order of any Grantor or specially indorsed to any Grantor except to the extent the foregoing have been specially endorsed by a Grantor to the Operating Bank or in blank. The Operating Bank acknowledges that the Security Trustee has appointed the Administrative Agent pursuant to the Administrative Agency Agreement, as its agent for, among other things, dealings with respect to the Security Trustee Accounts; the Operating Bank agrees that, until otherwise notified in writing by the Security Trustee, the Operating Bank will follow the written directions and instructions of the Administrative Agent, as the agent for the Security Trustee, to the extent it is required to follow those of the Security Trustee except that, with respect to withdrawals from any Note Account, the Operating Bank agrees that it will follow the directions and instructions of the Trustee, as the agent for the Security Trustee (the Security Trustee hereby appointing the Trustee as its agent for such purpose).

                  (c) The Security Trustee agrees that it will hold (and will indicate clearly in the books and records that it holds) its "security entitlement" to the "financial asset" credited to each Security Trustee Account in trust (i) to the extent of any Segregated Funds in the Lessee Funded Account, for the benefit of the relevant Lessees, (ii) in the case of any Cash Collateral Account for any class or subclass of Notes, for the benefit of the Holders of such Notes and (to the extent so provided, if at all, in the Indenture or in the Controlling Trustees' Resolution establishing such Credit Facility) each provider of a Credit Facility the proceeds of which funded such Cash Collateral Account, (iii) in the case of any Aircraft Purchase Account, for the Secured Parties and, to the extent set forth in Section 3.05(a) of the Indenture, the seller or sellers under any applicable Acquisition Agreement, (iv) in the case of the Bridge Note Account, for the benefit of the Holders of the Bridge Notes and (v) in the case of any other Security Trustee Account, for the benefit of the Secured Parties (but subject to the subordination provisions hereof).

                  SECTION 2.07 THE GRANTOR AND THE ACCOUNTS. So long as any Secured Obligations remain unpaid:

                  (a) No Grantor shall establish any Account except to the extent that it is entitled, pursuant to the Indenture and in compliance with this Section 2.07, to establish one or more Non-Trustee Accounts. Except to the extent that such payment is required by the payee thereof (and is permitted by the Indenture) to be deposited in a Non-Trustee Account, each Grantor shall instruct each Person obligated at any time to make any payment to such Grantor for any reason (an "Obligor") to make such payment to the appropriate Rental Account.

                  (b) With respect to each Non-Trustee Account to be established or established by any Grantor:

                  (i) Each Grantor shall maintain each Non-Trustee Account (as an Eligible Account) in its name only with Eligible Institutions ("Non-Trustee Account Banks") that have entered into letter agreements in substantially the form of Exhibit C hereto (or made such other arrangements as are acceptable to the Security Trustee) with such Grantor and the Security Trustee (the "Account Letters").

                  (ii) Each Grantor shall immediately instruct each Obligor to make any payment not required, as provided in Section 2.07(a), to be made to a Security Trustee Account to a Non-Trustee Account meeting the requirements of
Section 2.07(b)(i).

                  (iii) Upon any termination of any Account Letter or other agreement with respect to the maintenance of a Non-Trustee Account by any Grantor or any Non-Trustee Account Bank, such Grantor shall immediately notify all Obligors that were making payments to such Non-Trustee Account to make all future payments to another Non-Trustee Account meeting the requirements of
Section 2.07(b)(i). Subject to the terms of any Lease, upon request by the Security Trustee, each Grantor shall, and if prohibited from so doing by the terms of any Lease, shall use its best efforts to seek the consent of the relevant Lessee to, terminate any or all of its Non-Trustee Accounts, in which case Section 2.07(a) shall apply.

                  SECTION 2.08 AS TO THE ASSIGNED DOCUMENTS. (a) Upon the inclusion of any Assigned Document (other than an Assigned Lease) in the Collateral, the relevant Grantor will deliver to the Security Trustee a consent, in substantially the form of Exhibit D and executed by each party to such Assigned Document (other than any Grantor) or (where the terms of such Assigned Document expressly provide for a consent to its assignment for security purposes to substantially the same effect as Exhibit D) will give due notice to each such other party to such Assigned Document of its assignment pursuant to this Agreement. Upon the inclusion of any Assigned Lease in the Collateral, the relevant Grantor will deliver to the Security Trustee (i) in the case of any Assigned Lease that is an Initial Lease such consents, acknowledgments and/or notices as are provided for in the related Lease Assignment Documents and (ii) in the case of any other Assigned Lease such consents, acknowledgments and/or notices as are necessary or customary under the terms of such Assigned Lease and under the Applicable Law of the jurisdiction governing such Assigned Lease and the jurisdiction in which the relevant lessee is principally located in order to effect and perfect the assignment of, and grant of a lien upon, such Assigned Lease pursuant to this Agreement and/or to assure the payment of all Rental Payments under such Assigned Lease to the appropriate Account in accordance with the terms of the Indenture. Upon the request of any Grantor, the Security Trustee (solely in its capacity as such) will execute such undertakings of quiet enjoyment in favor of the lessee under any Assigned Lease as are (in the case of any Assigned Lease that is an Initial Lease) provided for in the Lease Assignment Documents or as are (in the case of any other Assigned Lease) substantially to the same effect as such undertakings.

                  (b) Upon (i) the inclusion of any Assigned Document in the Collateral or (ii) the amendment or replacement of any Assigned Document or the entering into of any new Assigned

Document, the relevant Grantor will deliver a copy thereof to the Security Trustee and will take such other action as may be necessary or desirable to perfect the lien of this Agreement as to such Assigned Document.

                  (c) Each Grantor shall, at its expense but subject to Section 2.08(e), Section 3.01(c), the Indenture and (in the case of any Assigned Lease) the Servicing Agreement:

                  (i) perform and observe all the terms and provisions of the Assigned Documents to be performed or observed by it, enforce the Assigned Documents in accordance with their terms and take all such action to such end as may be from time to time requested by the Security Trustee; and

                  (ii) furnish to the Security Trustee promptly upon receipt copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Documents, and from time to time, (A) furnish to the Security Trustee such information and reports regarding the Collateral as the Security Trustee may reasonably request and (B) upon request of the Security Trustee make to each other party to any Assigned Document such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.

                  (d) Each Grantor will, at its expense and upon the request of any Secured Service Provider, pursue for the benefit of such Secured Service Provider any claim that such Secured Service Provider has under any Assigned Document for indemnity or otherwise.

                  (e) So long as no Default Notice shall have been delivered to the Issuer and no Acceleration Default shall have occurred and be continuing, and notwithstanding any provision to the contrary in this Agreement, each Grantor shall be entitled, to the exclusion of the Security Trustee but subject always to the terms of the Indenture (x) to exercise and receive, directly or indirectly through one or more agents, including the Servicer, any of the claims, rights, powers, privileges, remedies and other benefits under, pursuant to, with respect to or arising out of the Assigned Documents and (y) to take any action or to not take any action, directly or indirectly through one or more agents, including the Servicer, related to the Assigned Documents and the lessees or counterparties thereunder, including entering into, amending, supplementing, terminating, performing, enforcing, compelling performance of, exercising all remedies (whether arising under any Assigned Document or by statute or at law or in equity or otherwise) under, exercising rights, elections or options or taking any other action under or in respect of, granting or withholding notices, waivers, approvals and consents in respect of, receiving all payments under, dealing with any credit support or collateral security in respect of, or taking any other action in respect of, the Assigned Documents and contacting or otherwise having any dealings with any lessee or counterparty thereunder; provided, however, (i) whether or not a Default Notice has been delivered or an Acceleration Default has occurred, all amounts payable under each Assigned Document (including all Rental Payments under each Assigned Lease) shall be paid directly to the appropriate Account in accordance with the terms of the Indenture, (ii) so long as any Assigned Lease remains in effect (and without limiting the authority of the Servicer under the express terms of the Servicing Agreement), no Grantor will abrogate any right, power or privilege granted expressly in favor of the Security Trustee or the Trustee under any Lease

Assignment Document and (ii) upon the delivery of a Default Notice to the Issuer or during the continuance of an Acceleration Default, all such rights of each Grantor shall cease, and, subject to Section 3.01(c), all such rights shall become vested in the Security Trustee, which shall thereupon have the sole right, subject to Section 3.01(c), to exercise or refrain from exercising such rights.

                  SECTION 2.09 AS TO SECURITY COLLATERAL, BENEFICIAL INTEREST COLLATERAL AND INVESTMENT COLLATERAL. (a) All Security Collateral, Beneficial Interest Collateral and Investment Collateral (the "Relevant Collateral") shall be delivered to the Security Trustee as follows:

                  (i) in the case of each Certificated Security or Instrument, by (A) causing the delivery of such Certificated Security or Instrument to the Security Trustee in the State of New York, registered in the name of the Security Trustee or duly endorsed by an appropriate person to the Security Trustee or in blank and, in each case, held by the Security Trustee in the State of New York, or (B) if such Certificated Security or Instrument is registered in the name of any Securities Intermediary on the books of the issuer thereof or on the books of any securities intermediary of any Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Certificated Security or Instrument to a Securities Account maintained by such Securities Intermediary in the name of the Security Trustee and confirming to the Security Trustee that it has been so credited;

                  (ii) in the case of each Uncertificated Security, by (A) causing such Uncertificated Security to be continuously registered on the books of the issuer thereof in the name of the Security Trustee or (B) if such Uncertificated Security is registered in the name of a Securities Intermediary on the books of the issuer thereof or on the books of any securities intermediary of a Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Uncertificated Security to a Securities Account maintained by such Securities Intermediary in the name of the Security Trustee and confirming to the Security Trustee that it has been so credited; and

                  (iii) in the case of each Government Security registered in the name of any Securities Intermediary on the books of the Federal Reserve Bank of New York or on the books of any securities intermediary of such Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such security to the Securities Account maintained by such Securities Intermediary in the name of the Security Trustee and confirming to the Security Trustee that it has been so credited.

                  (b) Each of the Issuer and the Security Trustee hereby represents, with respect to the Relevant Collateral, that it has not entered into, and hereby agrees that it will not enter into, any agreement (i) with any of the other parties hereto or any Securities Intermediary specifying any jurisdiction other than the State of New York as any Securities Intermediary's jurisdiction in connection with any Securities Account with any Securities Intermediary referred to in Section 2.09(a) for purposes of 31 C.F.R. Section 357.11(b), Section 8-110(e) of the UCC or any similar state or Federal law, or
(ii) with any other person relating to such account pursuant to which it has agreed that any Securities Intermediary may comply with entitlement orders made by such person. The Security Trustee represents that it will, by express agreement with each Securities Intermediary, provide for each item of property constituting Relevant Collateral held in and credited to the Securities Account, including cash, to be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC for the purposes of Article 8 of the UCC.

                  (c) Without limiting the foregoing, the Issuer and the Security Trustee agree, and the Security Trustee shall cause each Securities Intermediary, to take such different or additional action as may be required based upon any Opinion of Counsel received pursuant to Section 2.18 in order to maintain the perfection and priority of the security interest of the Security Trustee in the Relevant Collateral in the event of any change in applicable law or regulation, including Articles 8 and 9 of the UCC and regulations of the U.S. Department of the Treasury governing transfers of interests in Government Securities.

                  SECTION 2.10 FURTHER ASSURANCES. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor shall promptly execute and deliver all further instruments and documents, and take all further action (including under the laws of any foreign jurisdiction), that may be necessary or desirable, or that the Security Trustee may request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Security Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall: (i) mark conspicuously each of its records pertaining to the Collateral with a legend, indicating that such Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Security Trustee hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment; (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Security Trustee may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby and (iv) execute, file, record, or register such additional documents and supplements to this Agreement, including any further assignments, security agreements, pledges, grants and transfers, as may be required by or desirable under the laws of any foreign jurisdiction, or as the Security Trustee may request, to create, attach, perfect, validate, render enforceable, protect or establish the priority of the security interest and lien of this Agreement.

                  (b) Each Grantor hereby authorizes the Security Trustee to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (c) Each Grantor shall furnish or cause to be furnished to the Security Trustee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Security Trustee may reasonably request, all in reasonable detail; provided that, to the extent that (in the case of any Assigned Lease) such statements, schedules or reports (or the data needed to prepare them) can be obtained only from the Servicer, no Grantor shall be required to obtain any such statements, schedules, reports or data beyond those to which it is entitled under the Servicing Agreement.

                  (d) Each Grantor shall, immediately upon the organization or acquisition by such Grantor of any Issuer Subsidiary, cause such Issuer Subsidiary to enter into a Grantor Supplement.

                  SECTION 2.11 PLACE OF PERFECTION; RECORDS. Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral at the location therefor specified in Schedule IV or, upon 30 days' prior written notice to the Security Trustee, at such other locations in a jurisdiction where all actions required by
Section 2.03(e) shall have been taken with respect to the Collateral. Each Grantor shall hold and preserve such records and shall permit representatives of the Security Trustee at any time during normal business hours to inspect and make abstracts from such records, all at the sole cost and expense of such Grantor.

                  SECTION 2.12 VOTING RIGHTS; DIVIDENDS; ETC. (a) So long as no Default Notice shall have been delivered to the Issuer and no Acceleration Default shall have occurred and be continuing:

                  (i) Each of the Grantors shall be entitled to exercise any and all voting and other consensual rights pertaining to all or any part of the Security Collateral and Beneficial Interest Collateral pledged by such Grantor for any purpose not inconsistent with the terms of this Agreement, the charter documents of such Grantor or the Indenture; provided, however, that such Grantor shall not exercise or shall refrain from exercising any such right if in its judgment such action would have a material adverse effect on the value of all or any part of the Security Collateral or the Beneficial Interest Collateral; and

                  (ii) The Security Trustee shall execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies and other instruments as such Grantor may reasonably request in writing and provide for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 2.12(a)(i).

                  (b) Whether or not any Default or Event of Default shall have occurred, any and all distributions, dividends and interest paid in respect of the Security Collateral and Beneficial Interest Collateral pledged by such Grantor, including any and all (i) distributions, dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, such Security Collateral or Beneficial Interest Collateral; (ii) distributions, dividends and other distributions paid or payable in cash in respect of such Security Collateral or Beneficial Interest Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, such Security Collateral or Beneficial Interest Collateral shall be paid into the Collections Account or shall be forthwith delivered to the Security Trustee, as applicable and, if received by such Grantor, shall be received in trust for the benefit of the Security Trustee, be segregated from the other property or funds of such Grantor and be forthwith paid to the Collections Account or delivered to the Security Trustee in the same form as so received (with any necessary indorsement).

                  (c) Upon the delivery of a Default Notice to the Issuer or any Issuer Subsidiary or during the continuance of an Acceleration Default, all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 2.12(a)(i) and 2.12(a)(ii) shall cease, and all such rights shall thereupon become vested in the Security Trustee, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights.

                  SECTION 2.13 TRANSFERS AND OTHER ENCUMBRANCES; ADDITIONAL SHARES OR INTERESTS. (a) No Grantor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or suffer to exist any Encumbrance upon or with respect to any of the Collateral of such Grantor, in the case of clause (i) or
(ii) other than the pledge, assignment and security interest created by this Agreement and as otherwise provided herein, in the Indenture or in the Servicing Agreement.

                  (b) Except as otherwise provided pursuant to Section 5.02(l) of the Indenture, the Issuer Subsidiaries shall not, and the Issuer shall not permit the Issuer Subsidiaries to, issue, deliver or sell any shares, interests, participations or other equivalents. Any beneficial interest or capital stock or other securities or interests issued in respect of or in substitution for the Pledged Stock or the Pledged Beneficial Interest shall be issued or delivered (with any necessary endorsement) to the Security Trustee.

                  SECTION 2.14 SECURITY TRUSTEE APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints the Security Trustee such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Security Trustee's discretion, to take any action and to execute any instrument that the Security Trustee may deem necessary or advisable to accomplish the purposes of this Agreement, including:

                  (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, indorse and collect any drafts or other instruments and documents in connection included in the Collateral;

                  (c) to file any claims or take any action or institute any proceedings that the Security Trustee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Security Trustee with respect to any of the Collateral; and

                  (d) to execute and file any financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, in order to perfect (except in the case of the Security Collateral provided pursuant to Section 2.01(i)) and preserve the pledge, assignment and security interest granted hereby;

provided that the Security Trustee's exercise of any such power shall be subject to Section 2.08(e) and Section 3.01(c).

                  SECTION 2.15 SECURITY TRUSTEE MAY PERFORM. If any Grantor fails to perform any agreement contained in this Agreement, the Security Trustee may (but shall not be obligated to) itself perform, or cause performance of, such agreement, and the expenses of the Security Trustee incurred in connection with doing so shall be payable by the Grantors.

                  SECTION 2.16 COVENANT TO PAY. Each Grantor covenants with the Security Trustee (for the benefit of the Security Trustee and the Secured Parties) that it will pay or discharge any monies and liabilities whatsoever that are now, or at any time hereafter may be, due, owing or payable by such Grantor in any currency, actually or contingently, solely and/or jointly, and/or severally with another or others, as principal or surety on any account whatsoever pursuant to the Service Provider Documents, the Indenture, the Notes, the Secured Credit Facilities and the Secured Swap Agreements in accordance with their terms. If no Default Notice has been delivered and no Acceleration Default is continuing, all such payments shall be made in accordance with Section 3.08(a) of the Indenture; if a Default Notice has been declared or an Acceleration Default is continuing, all such payments shall be made in accordance with Section 3.08(b) of the Indenture.

                  SECTION 2.17 DELIVERY OF COLLATERAL SUPPLEMENTS. Upon (a) the acquisition by any Grantor of any Relevant Collateral or (b) the establishment of any Non-Trustee Account, each relevant Grantor shall concurrently execute and deliver to the Security Trustee a Collateral Supplement duly completed with respect to such Collateral and shall take such steps with respect to the perfection of such Collateral as are called for by this Agreement for Collateral of the same type; provided that the foregoing shall not be construed to impair or otherwise derogate from any restriction on any such action in any Related Document and provided, further that the failure of any Grantor to deliver any Collateral Supplement as to any such Collateral shall not impair the lien of this Agreement as to such Collateral.

                  SECTION 2.18 ANNUAL OPINION. Upon each anniversary of the Initial Closing Date, the Issuer shall cause to be delivered to the Security Trustee an Opinion of Counsel to the effect that there has not been adopted during the preceding year any change of New York law that would require the taking of any action in order to maintain the perfection or priority of the lien of this Agreement on the Collateral or, if there has been such a change, setting forth the actions so to be taken. The Issuer agrees to take all such actions as may be indicated in any such opinion, except that, as provided in Section 2.09(c), the Security Trustee shall take any such actions as may be required with respect to any Securities Intermediary.

                  SECTION 2.19 SUPPLEMENTARY SECURITY TRUST AGREEMENT. On the Initial Closing Date, the Security Trustee shall enter into the Supplementary Security Trust Agreement.

                                   ARTICLE III
                                    REMEDIES

                  SECTION 3.01 REMEDIES. Upon delivery of a Default Notice pursuant to Section 4.02 of the Indenture or if any Acceleration Default under the Indenture shall have occurred and be continuing:

                  (a) The Security Trustee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may (i) require any Grantor to, and such Grantor hereby agrees that it shall at its expense and upon request of the Security Trustee forthwith, assemble all or part of the Collateral as directed by the Security Trustee and make it available to the Security Trustee at a place to be designated by the Security Trustee that is reasonably convenient to both parties and (ii) without notice except as specified below, sell or cause the sale of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Security Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Security Trustee may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Security Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Security Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) All cash proceeds received by the Security Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Security Trustee, be held by the Security Trustee as collateral for, and/or then or at any time thereafter applied in whole or in part by the Security Trustee for the benefit of the Secured Parties against, all or any part of the Secured Obligations in accordance with Article VII of this Agreement and Articles III and X of the Indenture. Any surplus of such cash or cash proceeds held by the Security Trustee and remaining after payment in full of all the Secured Obligations shall be paid over to the relevant Grantors or whomsoever may be lawfully entitled to receive such surplus. Any amount received for any sale or sales conducted in accordance with the terms of this Section 3.01 shall be deemed conclusive and binding on the Issuer, each Grantor and the Secured Parties.

                  (c) Notwithstanding any provision in this Agreement to the contrary, so long as the Servicer is acting in such capacity with respect to any Lease pursuant to the provisions of the Servicing Agreement, the Security Trustee as assignee of the Issuer agrees not to take any action constituting Services (as defined in the Servicing Agreement and is otherwise subject to the terms of the Servicing Agreement when acting thereunder in place of any Grantor, except (subject to Section 2.08(e)) to the extent the Issuer would then be entitled to take such action under the express terms of the Servicing Agreement.

                  (d) The Security Trustee may enforce the Supplementary Security Trust Agreement in accordance with its terms and the Permitted Beneficial Notes referred to therein in accordance with their respective terms and the Permitted Beneficial Notes referred to therein in accordance with their respective terms.


                                   ARTICLE IV
                           SECURITY INTEREST ABSOLUTE


                  SECTION 4.01 SECURITY INTEREST ABSOLUTE. A separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against any other Grantor or whether any other Grantor is joined in any such action or actions. All rights of the Security Trustee and the security interest and lien granted under, and all obligations of each Grantor under, this Agreement shall be absolute and unconditional, irrespective of:

                  (a) any lack of validity or enforceability of any Related Document, Assigned Document, Credit Facility or Swap Agreement or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Related Document, Assigned Document, Credit Facility or Swap Agreement or any other agreement or instrument relating thereto;

                  (c) any taking, exchange, release or non-perfection of the Collateral or any other collateral or taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of the Grantors;

                  (e) any change, restructuring or termination of the corporate structure or existence of any Grantor; or

                  (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third-party grantor of a security interest or a Person deemed to be a surety.


                                   ARTICLE V
                              THE SECURITY TRUSTEE
                             AND THE OPERATING BANK

                  SECTION 5.01 AUTHORIZATION AND ACTION. (a) Each Secured Party by its acceptance of the benefits of this Agreement hereby appoints and authorizes Bankers Trust as the initial Security Trustee to take such action as trustee on behalf of the Secured Parties and to exercise such powers and discretion under this Agreement and the other Related Documents as are specifically delegated to the Security Trustee by the terms of this Agreement and of the Related Documents, and no implied duties and covenants shall be deemed to arise against the Security Trustee.

                  (b) The Security Trustee accepts such appointment and agrees to perform the same but only upon the terms of this Agreement and agrees to receive and disburse all moneys received by it in accordance with the terms of this Agreement. The Security Trustee in its individual capacity shall not be answerable or accountable under any circumstances, except for its own willful misconduct or gross negligence (or simple negligence in the handling of funds or breach of any of its representations or warranties set forth in this Agreement) and the Security Trustee shall not be liable for any action or inaction of any Grantor or any other parties to any of the Related Documents.

                  SECTION 5.02 ABSENCE OF DUTIES. The powers conferred on the Security Trustee under this Agreement with respect to the Collateral are solely to protect its interest in this Agreement and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it under this Agreement, the Security Trustee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve or perfect rights against any parties or any other rights pertaining to any Collateral. The Security Trustee shall have no duty to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of any Grantor or Lessee.

                  SECTION 5.03 REPRESENTATIONS OR WARRANTIES. The Security Trustee does not make and shall not be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Agreement, any other Related Document or any other document or instrument or as to the correctness of any statement contained in any thereof, or as to the validity or sufficiency of any of the pledge and security interests granted hereby, except that the Security Trustee in its individual capacity hereby represents and warrants (a) that each such specified document to which it is a party has been or will be duly executed and delivered by one of its officers who is and will be duly authorized to execute and deliver such document on its behalf, and (b) this Agreement is the legal, valid and binding obligation of Bankers Trust, enforceable against Bankers Trust in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally.

                  SECTION 5.04 RELIANCE; AGENTS; ADVICE OF COUNSEL. (a) The Security Trustee shall incur no liability to anyone as a result of acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The

Security Trustee may accept a copy of a resolution of the board or other governing body of any party to this Agreement or any Related Document, certified by the Secretary or an Assistant Secretary thereof or other duly authorized Person of such party as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said board or other governing body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described in this Agreement, the Security Trustee shall be entitled to receive and may for all purposes hereof conclusively rely on a certificate, signed by an officer of any duly authorized Person, as to such fact or matter, and such certificate shall constitute full protection to the Security Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. The Security Trustee shall furnish to each Service Provider upon request such information and copies of such documents as the Security Trustee may have and as are necessary for such Service Provider to perform its duties under the applicable Related Documents. The Security Trustee shall assume, and shall be fully protected in assuming, that each other party to this Agreement is authorized by its constitutional documents to enter into this Agreement and to take all action permitted to be taken by it pursuant to the provisions of this Agreement, and shall not inquire into the authorization of such party with respect thereto.

                  (b) The Security Trustee may execute any of the powers hereunder or perform any duties under this Agreement either directly or by or through agents, including financial advisors, or attorneys or a custodian or nominee, and the Security Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

                  (c) The Security Trustee may consult with counsel and any opinion of counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such advice or opinion of counsel.

                  (d) The Security Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation hereto, at the request, order or direction of any of the Secured Parties, pursuant to the provisions of this Agreement, unless such Secured Party shall have offered to the Security Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

                  (e) The Security Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Security Trustee to perform, or be responsible or liable for the manner of performance of, any obligations of the Issuer or the Administrative Agent under any of the Related Documents.

                  (f) The Security Trustee shall not be liable for any Costs, Taxes or the selection of Permitted Account Investments or for any investment losses resulting from Permitted Account Investments.

                  (g) When the Security Trustee incurs expenses or renders services in connection with an exercise of remedies specified in Section 3.01 or during a proceeding described in Section 7.03(a), such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors' rights generally.

                  (h) The Security Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Security Trustee obtains actual knowledge of such event or the Security Trustee receives written notice of such event from any of the Secured Parties or the Administrative Agent.

                  (i) The Security Trustee shall have no duty to monitor the performance of the Issuer, the Administrative Agent or any other party to the Related Documents, nor shall it have any liability in connection with the appointment of the Administrative Agent, or the malfeasance or nonfeasance by such parties. The Security Trustee shall have no liability in connection with compliance by the Issuer, the Administrative Agent or any lessee under a Lease with statutory or regulatory requirements related to the Collateral, any Aircraft or any Lease. The Security Trustee shall not make or be deemed to have made any representations or warranties with respect to the Collateral, any Aircraft or any Lease or the validity or sufficiency of any assignment or other disposition of the Collateral, any Aircraft or any Lease.

                  SECTION 5.05 NO INDIVIDUAL LIABILITY. Neither Bankers Trust nor the Security Trustee shall have any individual liability in respect of all or any part of the Secured Obligations, and all shall look, subject to the lien and priorities of payment provided herein and in the Indenture, only to the property of the Grantors for payment or satisfaction of the Secured Obligations.

                  SECTION 5.06 THE OPERATING BANK. The Operating Bank shall be entitled to the immunities and privileges of the Security Trustee under Sections
5.03 and 5.04(a), (e) and (g). The Operating Bank agrees to perform its duties hereunder in accordance with the requirements of, and subject to the limitations of the duties of, a Securities Intermediary under the UCC.


                                   ARTICLE VI
                               SUCCESSOR TRUSTEES
                               AND OPERATING BANK


                  SECTION 6.01 RESIGNATION AND REMOVAL OF SECURITY TRUSTEE. The Security Trustee may resign at any time without cause by giving at least 30 days' prior written notice to the Issuer and the Senior Representative. The Senior Representative may at any time remove the Security Trustee without cause by an instrument in writing delivered to the Secured Parties and the Security Trustee. No termination of this Agreement by the Security Trustee or the Senior Representative pursuant to this Section 6.01 shall become effective prior to the date of appointment by the Senior Representative of a successor Security Trustee and the acceptance of such appointment by such successor Security Trustee.

                  SECTION 6.02 APPOINTMENT OF SUCCESSOR. (a) In the case of the resignation or removal of the Security Trustee, the Senior Representative, on behalf of the Secured Parties, shall promptly appoint a successor Security Trustee. If a successor Security Trustee shall not have been appointed and accepted its appointment hereunder within 60 days after the Security Trustee gives notice of resignation as to such class or subclass, the retiring Security Trustee or the Secured Parties may petition any court of competent jurisdiction for the appointment of a successor Security Trustee. Any successor Security Trustee so appointed by such court shall immediately and without further act be superseded by any successor Security Trustee appointed as provided in the first sentence of this paragraph within one year from the date of the appointment by such court.

                  (b) Any successor Security Trustee shall execute and deliver to the Secured Parties an instrument accepting such appointment. Upon the acceptance of any appointment as Security Trustee hereunder, a successor Security Trustee, upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to this Agreement, and such other instruments or notices, as may be necessary or desirable, or as the Senior Trustee may request, in order to continue the perfection (if any) of the liens granted or purported to be granted hereby, shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Security Trustee, and the retiring Security Trustee shall be discharged from its duties and obligations under this Agreement and the other Related Documents. The retiring Security Trustee shall take all steps necessary to transfer all Collateral in its possession and all its control over the Collateral to the successor Security Trustee. After any retiring Security Trustee's resignation or removal hereunder as to any actions taken or omitted to be taken by it while it was Security Trustee, the provisions of all of Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Security Trustee under this Agreement.

                  (c) Each Security Trustee shall be an Eligible Institution, if there be such an institution willing, able and legally qualified to perform the duties of a Security Trustee hereunder.

                  (d) Any corporation into which the Security Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Security Trustee shall be a party, or any corporation to which substantially all the business of the Security Trustee may be transferred, shall be the Security Trustee under this Agreement without further act.

                  SECTION 6.03 THE OPERATING BANK. If at any time the Person acting as the Operating Bank is no longer the Security Trustee, the Security Trustee shall so notify the Administrative Agent and the Issuer, and the Security Trustee shall cause the Administrative Agent to establish and maintain the Security Trustee Accounts with the Person then acting as the Security Trustee as provided in the Administrative Agency Agreement and the Person then acting as the Security Trustee shall assume the obligations of the Operating Bank under this Agreement.


                                   ARTICLE VII
                        AGREEMENT BETWEEN SECURED PARTIES


                  SECTION 7.01 SUBORDINATION AND PRIORITY. (a) Notwithstanding the date, manner or order of attachment or perfection (if any) or the description of any collateral or security interests, liens, claims or encumbrances covered or granted by Section 2.01, each Subordinated Representative agrees that the respective rights and interest of the Subordinated Creditors in the Collateral are and shall be subordinate, to the extent and in the manner hereinafter and in Articles III and X of the Indenture set forth, to all rights and interest of the Senior Creditors in the Collateral, and that the Senior Creditors shall have at all times interests prior and senior to that of the Subordinated Creditors in all Collateral until the payment in full of all Senior Obligations owed to such Senior Creditors.

                  (b) For the purposes of this Agreement, no Senior Obligations shall be deemed to have been paid in full until and unless the Senior Representative in respect of such Senior Obligations shall have received payment in full in cash of such Senior Obligations.

                  (c) Notwithstanding anything contained herein to the contrary, payments from any property (or the proceeds thereof) deposited in the Defeasance/Redemption Account or the Refinancing Account pursuant to Section 3.10(a) or Article XI of the Indenture and payments covered by Section 3.12 and
3.13 of the Indenture shall not be subordinated to the prior payment of any Senior Creditors in respect of any Senior Obligations or subject to any other restrictions set forth in this Article VII and Article X of the Indenture, and none of the Holders shall be obligated to pay over any payments from any such property to the Security Trustee or any other creditor of any of the Grantors.

                  SECTION 7.02 EXERCISE OF REMEDIES. (a) Until the date on which all the Senior Obligations shall have been paid in full, the Senior Representative, in its sole discretion and to the exclusion of the Subordinated Representatives, shall have, whether or not any default under the Indenture shall have occurred and be continuing and both before and after the commencement of any proceeding referred to in Section 7.03(a), the sole and exclusive right (as between the Senior Representative, on the one hand, and the Subordinated Representatives, on the other) to direct the Security Trustee to take all action with respect to the Collateral, including the right to exercise or direct voting or other consensual rights, to foreclose or forebear from foreclosure in respect of the Collateral and to accept the Collateral in full or partial satisfaction of any Senior Obligation, all in accordance with the terms of this Agreement. The Subordinated Representatives agree that, until the Senior Obligations have been paid in full, the only right of the Subordinated Creditors under this Agreement is for the Subordinated Obligations to be secured by the Collateral for the period and to the extent provided for herein and to receive a share of the proceeds of the Collateral, if any.

                  (b) The Subordinated Representatives agree that, so long as any of the Senior Obligations shall remain unpaid, they and the Subordinated Creditors will not commence, or join with any creditor other than the Security Trustee and the Senior Creditors in commencing, any enforcement, collection, execution, levy or foreclosure proceeding with respect to the Collateral or proceeds of Collateral. Upon request by the Senior Representative, the Subordinated Representatives and the Subordinated Creditors will, at the expense of the Issuer, join in enforcement, collection, execution, levy or foreclosure proceedings and otherwise cooperate fully in the maintenance of such proceedings by the Security Trustee, including by executing and delivering all such consents, pleadings, releases and other documents and instruments as the Security Trustee may reasonably request in connection therewith, it being understood that the conduct of such proceedings shall at all times be under the exclusive control of the Security Trustee.

                  (c) The Subordinated Representatives agree, upon written request by the Senior Representative, to release the liens and security interests in favor of the Subordinated Creditors in any Collateral and to execute and deliver all such directions, consents, pleadings, releases and other documents and instruments as the Senior Representative may reasonably request in connection therewith, upon any sale, lease, transfer or other disposition of such Collateral or part thereof in accordance with, or for application of proceeds pursuant to, Section 7.01(a).

                  (d) The Subordinated Representatives agree that neither they nor any Subordinated Creditors will contest, or bring (or join in) any action or proceeding for the purpose of contesting, the validity, perfection or priority of, or seeking to avoid, the rights of the Senior Representative or the Senior Creditors in or with respect to the Collateral.

                  SECTION 7.03 FURTHER AGREEMENTS OF SUBORDINATION. The Subordinated Representatives agree as follows:

                  (a) Upon any distribution of all or any of the Collateral or proceeds of Collateral to creditors of any Grantor upon the dissolution, winding-up, liquidation, arrangement, reorganization, adjustment, protection, relief, or composition of such Grantor or its debts, whether in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or similar proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of such Grantor, or otherwise, any distribution of any kind of Collateral or proceeds of Collateral that otherwise would be deliverable upon or with respect to the Subordinated Obligations shall be delivered directly to the Security Trustee for application (in the case of cash) to or as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Obligations until the Senior Obligations shall have been paid in full.

                  (b) If any proceeding referred to in Section 7.03(a) is commenced by or against any Grantor,

                  (i) the Security Trustee is hereby irrevocably authorized and empowered (in its own name or in the name of the Secured Parties or otherwise), but shall have no obligation, to demand, sue for, collect and receive every distribution referred to in subsection (a) above and give acquittance therefor and to file claims and proofs of claim and take such other action (including enforcing this Agreement) as it may deem necessary or advisable, or as the Senior

Representative may direct, for the exercise or enforcement of any of the rights or interests of the Senior Creditors hereunder; and

                  (ii) the Subordinated Representatives shall duly and promptly take such action, at the expense of the Issuer, as the Senior Representative may request (A) to collect Collateral and proceeds of Collateral for the account of the Senior Creditors and to file appropriate claims or proofs of claim in respect of Collateral and proceeds of Collateral, (B) to execute and deliver to the Security Trustee such powers of attorney, assignments, or other instruments as the Senior Representative may request in order to enable it to enforce any and all claims with respect to the Collateral and proceeds of Collateral and (C) to collect and receive any and all payments or distributions that may be payable or deliverable upon or with respect to the Collateral or proceeds of Collateral. Without limiting the generality of any of the foregoing, if any proceeding referred to in Section 7.03(a) is commenced by or against any Grantor, the Subordinated Creditors shall, upon written demand from the Senior Representative or the Security Trustee, file such claims in such proceeding as the Senior Representative or the Security Trustee, as applicable, shall request in such written demand or any subsequent written demand provided in connection therewith; provided however, that should one or more Subordinated Creditors fail to comply fully with any such demand within thirty (30) days of receipt by such Subordinated Creditor of the relevant demand, such Subordinated Creditor (by holding its respective Notes) shall be deemed to have irrevocably appointed the Security Trustee its attorney-in-fact to file and prosecute any such claim and to dispose of any proceeds of such filing or prosecution in accordance with the terms hereof and of the other Related Documents.

                  (c) All payments or distributions upon or with respect to the Collateral or proceeds of Collateral that are received by the Subordinated Representatives or the Subordinated Creditors contrary to the provisions of this Agreement shall be received for the benefit of the Senior Creditors, shall be segregated from other funds and property held by the Subordinated Representatives or the Subordinated Creditors and shall be forthwith paid over to the Security Trustee in the same form as so received (with any necessary indorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Obligations in accordance with the terms thereof.

                  (d) The Senior Representative is hereby authorized to demand specific performance of this Agreement at any time when any of the Subordinated Representatives or the Subordinated Creditors shall have failed to comply with any of the provisions of this Agreement applicable to them. The Subordinated Representatives hereby irrevocably waive, on their own behalf and on behalf of the Subordinated Creditors, any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

                  SECTION 7.04 RIGHTS OF SUBROGATION. The Subordinated Representatives agree that no payment or distributions to the Senior Representative or the Senior Creditors pursuant to the provisions of this Agreement shall entitle any Subordinated Representative or any Subordinated Creditor to exercise any rights of subrogation in respect thereof until all Obligations constituting Senior Obligations with respect to such Person shall have been paid in full.

                  SECTION 7.05 FURTHER ASSURANCES OF SUBORDINATED REPRESENTATIVES. Each of the Subordinated Representatives shall, at the expense of the Issuer, at any time and from time to time promptly execute and deliver all further instruments and documents, and take all further action, that the Senior Representative or the Security Trustee may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Senior Representative and the Security Trustee to exercise and enforce their rights and remedies hereunder.

                  SECTION 7.06 NO CHANGE IN RIGHTS IN COLLATERAL. The Subordinated Representatives and the Subordinated Creditors will not sell, assign, pledge, encumber or otherwise dispose of any of their rights in the Collateral as such or in proceeds of Collateral as such, without the prior written consent of the Senior Representative. Nothing in this Section 7.06 shall limit the right of any Subordinated Creditor to transfer any Subordinated Obligation including any Note.

                  SECTION 7.07 WAIVER OF MARSHALLING AND SIMILAR RIGHTS. Each of the Subordinated Representatives waives, on its own behalf and on behalf of the Subordinated Creditors, to the fullest extent permitted by applicable law, any requirement regarding, and agrees not to demand, request, plead or otherwise claim the benefit of, any marshalling, appraisement, valuation or other similar right with respect to the Collateral that may otherwise be available under applicable law or any other similar rights a junior creditor or junior secured creditor may have under applicable law.

                  SECTION 7.08 ENFORCEMENT. Each of the Subordinated Representatives agrees that this Agreement shall be enforceable against it and the Subordinated Creditors under all circumstances, including in any proceeding referred to in Section 7.03(a).

                  SECTION 7.09 OBLIGATIONS NOT AFFECTED. All rights and interests of the Senior Representative, the Senior Creditors and the Security Trustee hereunder, and all agreements and obligations of the Subordinated Representatives under this Agreement, shall remain in full force and effect irrespective of:

                  (a) any lack of validity or enforceability of this Agreement, any Assigned Document, Note, Secured Credit Facility or Secured Swap Agreement or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Senior Obligations, or any other amendment or waiver of or any consent to any departure from this Agreement, any Service Provider Document, Note, Secured Credit Facility or Secured Swap Agreement or any other agreement or instrument relating thereto;

                  (c) any taking, exchange, release or non-perfection of the Collateral or any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Obligations; or

                  (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Subordinated Representatives, the Subordinated Creditors, a subordinated creditor or a secured subordinated creditor or a Person deemed to be a surety.

This Agreement shall continue to be effective or shall be revived or reinstated, as the case may be, if at any time any payment of any of the Senior Obligations is rescinded or must otherwise be returned by any Senior Creditor upon the insolvency, bankruptcy or reorganization of any Grantor, or otherwise, all as though such payment had not been made.

                  SECTION 7.10 WAIVER. The Subordinated Representatives hereby waive, on their own behalf and on behalf of the Subordinated Creditors, to the fullest extent permitted by law, any right under Section 9-504(1)(c) of the N.Y. Uniform Commercial Code to application of the proceeds of disposition (other than as contemplated by this Agreement), any right to notice and objection under
Section 9-505(2) of the N.Y. Uniform Commercial Code and promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Obligations and this Agreement and any requirement that the Security Trustee protect, secure, perfect or insure any security interest or lien hereunder or otherwise or any Collateral or any other property subject thereto or exhaust any right or take any action against the Grantors or any other person or entity or any Collateral or any other collateral.

                  SECTION 7.11 SENIOR OBLIGATIONS AND SUBORDINATED OBLIGATIONS UNIMPAIRED. Nothing in this Agreement shall impair (a) as between the Issuer and any Secured Party, the obligations of the Issuer to such Secured Party, including the Senior Obligations and the Subordinated Obligations or (b) as between the Senior Creditors and the Subordinated Creditors, the provisions relating to the priority of payments in the Indenture; provided that it is understood that the enforcement of rights and remedies against the Collateral shall be subject to the terms of this Agreement.

                  SECTION 7.12 UPON DISCHARGE OF OBLIGATIONS. Upon the payment in full of the Senior Obligations in respect of which it is acting as Senior Representative, the Security Trustee shall, without any further action on its part, be relieved of any obligation under this Agreement with respect to such discharged Senior Obligations and this Agreement shall continue in effect as an agreement among the remaining Secured Parties.

                  SECTION 7.13 AGREEMENT OF THE SECURED PARTIES. Prior to the date which is one year and one day after the payment in full of the Notes, each Secured Party agrees by signing the Secured Party Supplement that in respect of amounts due to any Secured Party hereunder not to directly or indirectly take any action against the Issuer or any Issuer Subsidiary, seeking to adjudicate any of them as bankrupt or insolvent; seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of its debt under any law relating to bankruptcy, insolvency or reorganization or relief of debtors; or seeking the entry of an order for relief of the appointment of a receiver, trustee or other similar official for either all or any substantial part of its property.


                                  ARTICLE VIII
                             INDEMNITY AND EXPENSES

                  SECTION 8.01 INDEMNITY. (a) The Issuer shall indemnify the Security Trustee (and its officers, directors, employees and agents) for, and hold it harmless against, any loss, liability or expense (including reasonable legal fees and expenses) incurred by it without negligence or bad faith on its part in connection with the acceptance or administration of this Agreement and its duties hereunder (including, when the Security Trustee is performing the same in place of the Administrative Agent, the performance of the Bank Account Managerial Services), including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties hereunder and hold it harmless against, any loss, liability or reasonable expense incurred without negligence or bad faith on its part. The Security Trustee shall notify the Issuer promptly of any claim asserted against the Security Trustee for which it may seek indemnity; provided, however, that failure to provide such notice shall not invalidate any right to indemnity hereunder. The Issuer shall defend the claim and the Security Trustee shall cooperate in the defense. The Security Trustee may have separate counsel and the Issuer shall pay reasonable fees and expenses of such counsel. The Issuer need not pay for any settlements made without its consent; provided that such consent shall not be unreasonably withheld or delayed. The Issuer need not reimburse any expense or indemnity against any loss or liability incurred by the Security Trustee through negligence or bad faith. For the avoidance of doubt, in the event the Security Trustee is providing any of the Bank Account Managerial Services in place of the Administrative Agent, each of its expenses related thereto shall be deemed to be an "Expense" for purposes of the Related Documents.

                  (b) The Issuer shall upon demand pay to the Security Trustee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Security Trustee may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Security Trustee or any other Secured Party against any Grantor hereunder, (iv) the failure by any Grantor to perform or observe any of the provisions hereof, or (v) without limiting any of the foregoing, the Security Trustee's performance of the Bank Account Managerial Services in place of the Administrative Agent.

                  (c) The Issuer shall indemnify the Operating Bank (and its officers, directors, employees and agents) for, and hold it harmless against, any loss, liability or expense (including reasonable legal fees and expenses) incurred by it without negligence (determined with reference to reasonable commercial standards applicable to Securities Intermediaries) or bad faith on its part in connection with its duties hereunder, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties hereunder and hold it harmless against, any loss, liability or reasonable expense incurred without negligence (determined with reference to reasonable commercial standards applicable to Securities Intermediaries) or bad faith on its part. The Operating Bank shall notify the Issuer promptly of any claim asserted against the Operating Bank for which it may seek indemnity; provided, however, that failure to provide such notice shall not invalidate any right to indemnity hereunder. The Issuer shall defend the claim and the Operating Bank shall cooperate in the defense. The Operating Bank may have separate counsel and the Issuer shall pay reasonable fees and expenses of such counsel. The Issuer need not pay for any settlements made without its consent; provided that such consent shall not be unreasonably withheld or delayed. The Issuer need not reimburse any expense or indemnity against any loss or liability incurred by the Operating Bank through negligence (as so determined) or bad faith.

                  SECTION 8.02 HOLDERS' INDEMNITY. The Security Trustee shall be entitled to be indemnified (subject to the limitations and requirements described in Section 8.01 MUTATIS MUTANDIS) by the Senior Creditors to the sole satisfaction of the Security Trustee before proceeding to exercise any right or power under this Agreement at the request or direction of the Senior Representative.

                  The provisions of Section 8.01 and this Section 8.02 shall survive the termination of this Agreement or the earlier resignation or removal of the Security Trustee.

                  SECTION 8.03 NO COMPENSATION FROM SECURED PARTIES. Each of the Security Trustee and the Operating Bank agrees that it shall have no right against the Secured Parties for any fee as compensation for its services in such capacity.

                  SECTION 8.04 SECURITY TRUSTEE FEES. In consideration of the Security Trustee's performance of the services provided for under this Agreement, the Issuer shall pay to the Security Trustee an annual fee set forth under a separate agreement between the Issuer and the Security Trustee.


                                   ARTICLE IX
                                  MISCELLANEOUS

                  SECTION 9.01 AMENDMENTS; WAIVERS; ETC. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any party from the provisions of this Agreement, shall in any event be effective unless the same shall be in writing and signed by each Service Provider, the Senior Representative and, in the event the Subordinate Creditors are adversely affected thereby, the Subordinated Representative, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Security Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. In executing and delivering any amendment or modification to this Agreement, the Security Trustee shall be entitled to (i) an Opinion of Counsel stating that such amendment is authorized and permitted pursuant to the Indenture and this Agreement and complies with the terms thereof and hereof and
(ii) an Officer's Certificate stating that all conditions precedent to the execution, delivery and performance of such amendment have been satisfied in full. The Security Trustee may, but shall have no obligation to, execute and deliver any amendment or modification which would affect its duties, powers, rights, immunities or indemnities hereunder.

                  (b) Upon the execution and delivery by any Person of a Grantor Supplement, (i) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor hereunder, and each reference in this Agreement to "Grantor" shall also mean and be a reference to such Additional Grantor, (ii) Annexes I, II, III and IV attached to each Grantor Supplement shall be incorporated into, become a part of and supplement Schedules I, II, III and IV, respectively, and the Security Trustee may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so supplemented and (iii) such Additional Grantor shall be a Grantor for all purposes under this Agreement and shall be bound by the obligations of the Grantors hereunder.

                  (c) Upon the execution and delivery by a Grantor of a Collateral Supplement, Annexes I and II to each Collateral Supplement shall be incorporated into, become a part of and supplement Schedules I and II, respectively, and the Security Trustee may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so supplemented.

                  SECTION 9.02 ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier) and mailed, telecopied or delivered to the intended recipient at its address specified, as follows:

         For each Grantor:

                                    Lease Investment Flight Trust
                                    c/o Wilmington Trust Company
                                    1100 Rodney Square North
                                    Wilmington, Delaware  19890
                                    Attention: Corporate Trust Administration
                                    Facsimile:  (302) 651-8882


         For the Security Trustee:

                                    Bankers Trust Company
                                    Four Albany Street
                                    New York, New York  10006
                                    Attention: Corporate Trust and Agency
                                               Services, Structured Finance Team
                                    Facsimile: (212) 250-6439
                                    Telephone: (212) 250-6323

         For the Operating Bank:

                                    Bankers Trust Company
                                    Four Albany Street
                                    New York, New York  10006
                                    Attention: Corporate Trust and Agency
                                               Services, Structured Finance Team
                                    Facsimile: (212) 250-6439
                                    Telephone: (212) 250-6323
or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 9.02. Each such notice shall be effective (a) upon receipt when sent through the mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an authorized officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt.

                  SECTION 9.03 NO WAIVER; REMEDIES. No failure on the part of the Security Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 9.04 SEVERABILITY. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.

                  SECTION 9.05 CONTINUING SECURITY INTEREST; ASSIGNMENTS. Subject to Section 9.06(c), this Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the earlier of the payment in full in cash of the Secured Obligations and the circumstances specified in Section 9.06(c), (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Security Trustee hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing subsection (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under any Related Document to which it is a party in accordance with the terms thereof to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights in respect thereof granted to such Secured Party herein or otherwise.

                  SECTION 9.06 RELEASE AND TERMINATION. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral in accordance with the terms of the Indenture, the Security Trustee will, at the Issuer's expense, execute and deliver to the Grantor of such item of Collateral such documents as such Grantor shall reasonably request and provide to the Security Trustee to evidence the release of such item of Collateral from the assignment and security interest granted hereby.

                  (b) Except as otherwise provided in Section 9.06(c), upon the payment in full in cash of the Secured Obligations, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination, the Security Trustee will, at the Issuer's expense, execute and deliver to each relevant Grantor such documents as such Grantor shall prepare and reasonably request to evidence such termination.

                  (c) If at any time all Notes have been defeased pursuant to
Article XI of the Indenture, the pledge, assignment and security interest in the Pledged Stock shall be released and the certificates or other instruments representing or evidencing any of the Collateral held by the Security Trustee shall be returned to the Issuer and the Security Trustee shall, at the expense of the Issuer, execute and deliver to the Issuer such documents as the Issuer shall prepare and reasonably request to evidence such termination.

                  SECTION 9.07 CURRENCY CONVERSION. If any amount is received or recovered by the Security Trustee in a currency (the "Received Currency") other than the currency in which such amount was expressed to be payable (the "Agreed Currency"), then the amount in the Received Currency actually received or recovered by the Security Trustee, to the extent permitted by law, shall only constitute a discharge of the relevant Grantor to the extent of the amount of the Agreed Currency which the Security Trustee was or would have been able in accordance with its or his normal procedures to purchase on the date of actual receipt or recovery (or, if that is not practicable, on the next date on which it is so practicable), and, if the amount of the Agreed Currency which the Security Trustee is or would have been so able to purchase is less than the amount of the Agreed Currency which was originally payable by the relevant Grantor, such Grantor shall pay to the Security Trustee such amount as it shall determine to be necessary to indemnify the Security Trustee against any Loss sustained by it as a result (including the cost of making any such purchase and any premiums, commissions or other charges paid or incurred in connection therewith) and so that, to the extent permitted by law, (i) such indemnity shall constitute a separate and independent obligation of each Grantor distinct from its obligation to discharge the amount which was originally payable by such Grantor and (ii) shall give rise to a separate and independent cause of action and apply irrespective of any indulgence granted by the Security Trustee and continue in full force and effect notwithstanding any judgment, order, claim or proof for a liquidated amount in respect of the amount originally payable by any Grantor or any judgment or order and no proof or evidence of any actual loss shall be required.

                  SECTION 9.08 GOVERNING LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

                  SECTION 9.09 JURISDICTION. (a) Each of the parties hereto irrevocably agrees that the courts of New York shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submits to the jurisdiction of such courts. Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the federal U.S. or New York State courts located in New York, New York being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and agrees not to claim that any such court is not a convenient or appropriate forum. Each of the parties hereby appoints CT Corporation System, with an office on the date hereof at 111 Eighth Avenue, New York, New York, 10011, as its agent to receive on its behalf and on behalf of its property, service of copies of the summons and any other process that may be served in any such action or proceeding.

                  (b) Each of the parties hereto hereby consents generally in respect of any legal action or proceeding arising out of or in connection with this Agreement to the giving of any relief or the issue of any process in connection with such action or proceeding, including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such action or proceeding.

                  SECTION 9.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

                  SECTION 9.11 TABLE OF CONTENTS, HEADINGS, ETC. The Table of Contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its representative or officer thereunto duly authorized as of the date first above written.

                                     LEASE INVESTMENT FLIGHT TRUST
                                     By Wilmington Trust Company, not in its
                                     individual capacity but solely as the
                                     Owner Trustee


                                     By  /s/ Patricia A. Evans
                                       -----------------------------------------
                                       Name:  Patricia A. Evans
                                       Title: Senior Financial Services Officer



                                     LIFT TRUST-SUB 1
                                     By Wilmington Trust Company, not in its
                                     individual capacity but solely as the owner trustee


                                     By  /s/ Patricia A. Evans
                                       -----------------------------------------
                                       Name:  Patricia A. Evans
                                       Title: Senior Financial Services Officer



                                     BANKERS TRUST COMPANY,
                                     as the Operating Bank and the Security
                                     Trustee


                                     By  /s/ Eileen M. Hughes
                                       -----------------------------------------
                                       Name:  Eileen M. Hughes
                                       Title: Vice President

                                       LIFT CEA CHINA, LLC

                                       By: LIFT Trust-Sub 1, as member

                                       By: Wilmington Trust Company, not in its
                                       individual capacity but solely as the
                                       owner trustee


                                       By  /s/ Kathleen A. Pedelini
                                         ---------------------------------------
                                         Name:  Kathleen A. Pedelini
                                         Title: Administrative Account Manager

                                       LIFT CANADA, LLC

                                       By: LIFT Trust-Sub 1, as member

                                       By: Wilmington Trust Company, not in its
                                       individual capacity but solely as the
                                       owner trustee


                                       By  /s/ Kathleen A. Pedelini
                                         ---------------------------------------
                                         Name:  Kathleen A. Pedelini
                                         Title: Administrative Account Manager

                                       LIFT GF UK, LLC

                                       By: LIFT Trust-Sub 1, as member

                                       By: Wilmington Trust Company, not in its
                                       individual capacity but solely as the
                                       owner trustee


                                       By /s/ Kathleen A. Pedelini
                                         ---------------------------------------
                                         Name:  Kathleen A. Pedelini
                                         Title: Administrative Account Manager

                                       LIFT ARIZONA, LLC

                                       By: LIFT Trust-Sub 1, as member

                                       By: Wilmington Trust Company, not in its
                                       individual capacity but solely as the
                                       owner trustee


                                       By  /s/ Kathleen A. Pedelini
                                         ---------------------------------------
                                         Name:  Kathleen A. Pedelini
                                         Title: Administrative Account Manager

                                       LIFT MISSOURI, LLC

                                       By: LIFT Trust-Sub 1, as member

                                       By: Wilmington Trust Company, not in its
                                       individual capacity but solely as the
                                       owner trustee


                                       By  /s/ Kathleen A. Pedelini
                                         ---------------------------------------
                                         Name:  Kathleen A. Pedelini
                                         Title: Administrative Account Manager

                                       LIFT A2K UK, LLC

                                       By: LIFT Trust-Sub 1, as member

                                       By: Wilmington Trust Company, not in its
                                       individual capacity but solely as the
                                       owner trustee


                                       By  /s/ Kathleen A. Pedelini
                                         ---------------------------------------
                                         Name:  Kathleen A. Pedelini
                                         Title: Administrative Account Manager

                                       MD82 AIRCRAFT LEASING I CORPORATION


                                       By /s/ David Treitel
                                         ---------------------------------------
                                         Name:  David Treitel
                                         Title: President

                                       MD82 AIRCRAFT LEASING II CORPORATION


                                       By /s/ David Treitel
                                         ---------------------------------------
                                         Name:  David Treitel
                                         Title: President

                                       MD82 AIRCRAFT LEASING III CORPORATION


                                       By /s/ David Treitel
                                         ---------------------------------------
                                         Name:  David Treitel
                                         Title: President

                                       A320 AIRCRAFT LEASING IX CORPORATION


                                       By /s/ David Treitel
                                         ---------------------------------------
                                         Name:  David Treitel
                                         Title: President

                                       A320 AIRCRAFT LEASING X CORPORATION


                                       By /s/ David Treitel
                                         ---------------------------------------
                                         Name:  David Treitel
                                         Title: President

                                                                      SCHEDULE I
                                                        SECURITY TRUST AGREEMENT


                                  PLEDGED STOCK


                                                         Certificate       Number of          Percentage of
               Stock Issuer                  Par Value      No(s).          Shares         Outstanding Shares
               ------------                  ---------      ------          ------         ------------------
MD82 Aircraft Leasing I Corporation            None           1              1500                 100%
MD82 Aircraft Leasing II Corporation           None           1              1500                 100%
MD82 Aircraft Leasing III Corporation          None           1              1500                 100%
A320 Aircraft Leasing IX Corporation           None           1              1500                 100%
A320 Aircraft Leasing X Corporation            None           1              1500                 100%


                          PLEDGED BENEFICIAL INTERESTS

                                                                                            Percentage of
                Issuer                              Certificate No.                      Beneficial Interest
                ------                              ---------------                      -------------------
LIFT Trust-Sub 1                                           1                                    100%
Lease Investment Flight Trust                              1                                    100%
LIFT CEA China, LLC                                        1                                    100%
LIFT Canada, LLC                                           1                                    100%
LIFT GF UK, LLC                                            1                                    100%
LIFT Arizona, LLC                                          1                                    100%
LIFT Missouri, LLC                                         1                                    100%
LIFT A2K UK, LLC                                           1                                    100%


                                  PLEDGED DEBT

              Debt Issuer            Description of Debt          Date
              -----------            -------------------          ----
                 None

                                                                     SCHEDULE II
                                                        SECURITY TRUST AGREEMENT


                         NON-TRUSTEE ACCOUNT INFORMATION

NAME AND ADDRESS      NAME AND ADDRESS OF NON-TRUSTEE
     OF BANK                  ACCOUNT HOLDER                 ACCOUNT NUMBER
     -------                  --------------                 --------------
      None

                                                                    SCHEDULE III
                                                        SECURITY TRUST AGREEMENT


                                   TRADE NAMES

None

                                                                     SCHEDULE IV
                                                        SECURITY TRUST AGREEMENT

                                  Chief Executive Office, Chief Place of
Name of Grantor                   Business and Registered Office
---------------                   ------------------------------

Lease Investment Flight Trust     c/o Wilmington Trust Company
                                  1100 North Market Street
                                  Rodney Square North
                                  Wilmington, Delaware  19890
                                  Attention:  Corporate Trust Administration
                                  Fax:  (302) 651-8882

LIFT Trust-Sub 1                  c/o Wilmington Trust Company
                                  1100 North Market Street
                                  Rodney Square North
                                  Wilmington, Delaware  19890
                                  Attention:  Corporate Trust Administration
                                  Fax:  (302) 651-8882

LIFT CEA CHINA, LLC               c/o Wilmington Trust Company
                                  1100 North Market Street
                                  Rodney Square North
                                  Wilmington, Delaware  19890
                                  Attention:  Corporate Trust Administration
                                  Fax:  (302) 651-8882

LIFT CANADA, LLC                  c/o Wilmington Trust Company
                                  1100 North Market Street
                                  Rodney Square North
                                  Wilmington, Delaware  19890
                                  Attention:  Corporate Trust Administration
                                  Fax:  (302) 651-8882

LIFT GF UK, LLC                   c/o Wilmington Trust Company
                                  1100 North Market Street
                                  Rodney Square North
                                  Wilmington, Delaware  19890
                                  Attention:  Corporate Trust Administration
                                  Fax:  (302) 651-8882

LIFT ARIZONA, LLC                 c/o Wilmington Trust Company
                                  1100 North Market Street
                                  Rodney Square North
                                  Wilmington, Delaware  19890
                                  Attention:  Corporate Trust Administration
                                  Fax:  (302) 651-8882

LIFT MISSOURI, LLC                c/o Wilmington Trust Company
                                  1100 North Market Street
                                  Rodney Square North
                                  Wilmington, Delaware  19890
                                  Attention:  Corporate Trust Administration
                                  Fax:  (302) 651-8882

LIFT A2K UK, LLC                  c/o Wilmington Trust Company
                                  1100 North Market Street
                                  Rodney Square North
                                  Wilmington, Delaware  19890
                                  Attention:  Corporate Trust Administration
                                  Fax:  (302) 651-8882

MD82 AIRCRAFT LEASING I           1209 Orange Street
CORPORATION                       Wilmington, DE 19801

MD82 AIRCRAFT LEASING II          1209 Orange Street
CORPORATION                       Wilmington, DE 19801

MD82 AIRCRAFT LEASING III         1209 Orange Street
CORPORATION                       Wilmington, DE 19801

A320 AIRCRAFT LEASING IX          1209 Orange Street
CORPORATION                       Wilmington, DE 19801

A320 AIRCRAFT LEASING X           1209 Orange Street
CORPORATION                       Wilmington, DE 19801

                                                                       EXHIBIT A
                                                        SECURITY TRUST AGREEMENT


                        FORM OF SECURED PARTY SUPPLEMENT

Bankers Trust Company, as the Security Trustee
Four Albany Street
New York, New York  10006                                 [Date]


Attention:  Corporate Trust and Agency
            Services-Structured Finance Team

                 Re: Security Trust Agreement, dated as of June 26, 2001

Reference is made to the Security Trust Agreement, dated as of June 26, 2001 (the "Security Trust Agreement"), between LEASE INVESTMENT FLIGHT TRUST, a Delaware statutory business trust organized under the laws of the State of Delaware (the "Note Issuer"), LIFT TRUST-SUB 1, a Delaware statutory business trust organized under the laws of the State of Delaware (the "Bridge Note Issuer"), the ISSUER SUBSIDIARIES listed on the signature pages of, or who otherwise become grantors under, the Security Trust Agreement (together with the Issuer, the "Grantors") and BANKERS TRUST COMPANY, a New York banking corporation ("Bankers Trust"). Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Security Trust Agreement.

                  The undersigned hereby:

                  1. confirms that attached hereto is a true and complete copy of the _________ Agreement, between the Issuer and the undersigned, dated as of ____ [(the "Credit Facility Agreement"), which Credit Facility Agreement constitutes a [Primary] [Secondary] [Tertiary] [Subordinated] Credit Facility under the Indenture] [a "Service Provider Document"][a "Swap Agreement"] [FOR SWAPS ENTITLED TO SENIOR SWAP PAYMENTS ADD: payments under which constitute Senior Swap Payments under and as defined in the Indenture, entitled to the priority of payments specified in Section 3.08(a)(ii) and 3.08(b)(iii) of the Indenture];

                  2. confirms that it has received a copy of the Security Trust Agreement and such other documents and information as it deems appropriate to make a decision to enter into this Secured Party Supplement;

                  3. confirms that, upon delivery of this Secured Party Supplement, each reference in the Security Trust Agreement to a "Secured Party" shall also mean and be a reference to the undersigned and the undersigned accepts the benefits of the Security Trust Agreement subject to the terms and provisions thereof (including Article VII thereof);

                  4. in its capacity as a Secured Party, appoints and authorizes the Security Trustee to take any and all actions in respect of the Collateral as are delegated to the Security Trustee by the terms of the Security Trust Agreement, together with any such powers and discretion as are reasonably incidental thereto;

                  5. in its capacity as a Secured Party, confirms its agreement to the limitations and qualifications of the Security Trustee's obligations set forth in Article V of the Security Trust Agreement; and

                  6. confirms that this Secured Party Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

                                              Very truly yours,

                                              [SECURED PARTY]


                                              By:
                                                 -------------------------------
                                              Name:
                                              Title:

Acknowledged and Agreed to
as of the date first above written:

BANKERS TRUST COMPANY,
   not in its individual capacity, but
     solely as the Security Trustee


By
  ------------------------------------------
  Name:
  Title:

                                                                     EXHIBIT B-1
                                                   SECURITY AGREEMENT SUPPLEMENT


                         [FORM OF COLLATERAL SUPPLEMENT]


Bankers Trust Company, as the Security Trustee
Four Albany Street
New York, New York 10006                                       [Date]

Attention:  Corporate Trust and Agency
            Services-Structured Finance Team

                   Re: Security Trust Agreement, dated as of June 26, 2001

Ladies and Gentlemen:

Reference is made to the Security Trust Agreement, dated as of June 26, 2001 (the "Security Trust Agreement"), between LEASE INVESTMENT FLIGHT TRUST, a Delaware statutory business trust organized under the laws of the State of Delaware (the "Note Issuer"), LIFT TRUST-SUB 1, a Delaware statutory business trust organized under the laws of the State of Delaware (the "Bridge Note Issuer"), the ISSUER SUBSIDIARIES listed on the signature pages of, or who otherwise become grantors under, the Security Trust Agreement (together with the Issuer, the "Grantors") and BANKERS TRUST COMPANY, a New York banking corporation ("Bankers Trust"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Trust Agreement.

                  The undersigned hereby delivers, as of the date first above written, the attached Annexes I and II pursuant to Section 2.17 of the Security Trust Agreement.

                  The undersigned Guarantor hereby confirms that the property included in the attached Annexes constitutes part of the Collateral and hereby makes each representation and warranty set forth in Section 2.03 of the Security Trust Agreement (as supplemented by the attached Annexes).

                  Attached are (i) an Account Letter in substantially the form of Exhibit C to the Security Trust Agreement from each Non-Trustee Account Bank at which each Non-Trustee Account included in the foregoing Collateral is maintained, (ii) where required with respect to any Assigned Document (other than an Assigned Lease) included in the foregoing Collateral, a Consent and Agreement in substantially the form of Exhibit D to the Security Trust Agreement from the counterparty thereto or, with respect to any Assigned Lease included in the foregoing Collateral, such consents, acknowledgements and/or notices as are called for under Section 2.08(a) of the Security Trust Agreement and (iii) duly completed copies of Annexes I and II hereto.

                  This Collateral Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

Very truly yours,

LIFT TRUST-SUB 1
By Wilmington Trust Company,
not in its individual capacity
but solely as the owner trustee


By
  -----------------------------
Name:
Title:


Acknowledged and agreed to as of the date first above written:

BANKERS TRUST COMPANY,
not in its individual capacity, but
solely as the Security Trustee


By:
   -----------------------------------------
   Name:
   Title:

                                                                         ANNEX I
                                                   SECURITY AGREEMENT SUPPLEMENT


                                  PLEDGED STOCK


                                                                      Percentage of
Stock Issuer   Par Value   Certificate No(s).   Number of Shares   Outstanding Shares
------------   ---------   ------------------   ----------------   ------------------



                          PLEDGED BENEFICIAL INTERESTS

                                                          Percentage of
     Issuer                  Certificate No.           Beneficial Interest
     ------                  ---------------           -------------------




                                  PLEDGED DEBT

    Debt Issuer                Description of Debt              Date
    -----------                -------------------              ----



                                                                        ANNEX II
                                                   SECURITY AGREEMENT SUPPLEMENT



                         NON-TRUSTEE ACCOUNT INFORMATION

NAME AND ADDRESS        NAME AND ADDRESS OF NON-TRUSTEE
     OF BANK                    ACCOUNT HOLDER                ACCOUNT NUMBER
     -------                    --------------                --------------

                                                                     EXHIBIT B-2
                                                        SECURITY TRUST AGREEMENT


                          [FORM OF GRANTOR SUPPLEMENT]


Bankers Trust Company, as the Security Trustee
Four Albany Street
New York, New York 10006                             [Date]

Attention:  Corporate Trust and Agency
            Services-Structured Finance Team

                    Re: Security Trust Agreement, dated as of June 26, 2001

Ladies and Gentlemen:

Reference is made to the Security Trust Agreement, dated as of June 26, 2001 (the "Security Trust Agreement"), between LEASE INVESTMENT FLIGHT TRUST, a Delaware statutory business trust organized under the laws of the State of Delaware (the "Note Issuer"), LIFT TRUST-SUB 1, a Delaware statutory business trust organized under the laws of the State of Delaware (the Bridge Note Issuer"), the ISSUER SUBSIDIARIES listed on the signature pages of, or who otherwise become grantors under, the Security Trust Agreement (together with the Issuer, the "Grantors") and BANKERS TRUST COMPANY, a New York banking corporation ("Bankers Trust"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Trust Agreement.

                  The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Security Trust Agreement as if it were an original party thereto and agrees that each reference in the Security Trust Agreement to "Grantor" shall also mean and be a reference to the undersigned.

                  To secure the Secured Obligations, the undersigned Grantor hereby assigns and pledges to the Security Trustee for its benefit and the benefit of the Secured Parties (except, with respect to any Secured Collateral Provider Documents under clause (h), clause (i) or clause (j) below the related Secured Collateral Provider), and hereby grants to the Security Trustee for its benefit and the benefit of the Secured Parties (except, with respect to any Secured Collateral Provider Documents under clause (h), clause (i) or clause (j) below the related Secured Collateral Provider) a security interest in, all of its right, title and interest in and to:

                  (a) all of the following (the "Security Collateral"):

                  (i) the Pledged Stock identified on the attached Annex 1 and the certificates representing such Pledged Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Stock;

                  (ii) the Pledged Debt identified on the attached Annex 1 and all instruments evidencing such Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Debt;

                  (iii) all additional shares of capital stock of any Issuer Group Member from time to time acquired by such Grantor in any manner, including the capital stock of any Issuer Group Member that may be formed from time to time, and all certificates, if any, representing such additional shares of the capital stock and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional shares; and

                  (iv) all additional indebtedness from time to time owed to such Grantor by any Issuer Group Member and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

                  (b) all of the following (the "Beneficial Interest
Collateral"):

                  (i) the Pledged Beneficial Interests identified on the attached Annex 1, all certificates, if any, from time to time representing all of such Grantor's right, title and interest in such Pledged Beneficial Interests, any contracts and instruments pursuant to which any such Pledged Beneficial Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Beneficial Interest; and

                  (ii) all of such Grantor's right, title and interest in all additional beneficial interests from time to time acquired by such Grantor in any manner including the beneficial interests in any Issuer Group Member that may be formed from time to time, and, all certificates, if any, from time to time representing such additional beneficial interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional beneficial interests;

                  (c) all of the following (collectively, the "Non-Trustee Account Collateral"):

                  (i) all of the Non-Trustee Accounts in such Grantor's name, all funds or any other interest held or required by the terms of the Indenture to be held in, and all certificates and instruments, if any, from time to time representing or evidencing, such Non-Trustee Accounts;

                  (ii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Security Trustee for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Non-Trustee Account Collateral; and

                  (iii) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Non-Trustee Account Collateral;

                  (d) all right of such Grantor in and to each Security Trustee Account at any time or from time to time established and all cash, investment property, Permitted Account Investments, other Investments, securities, instruments or other property (including all "financial assets" within the meaning of Section 8.102(a)(9) of the UCC) at any time or from time credited to any such Security Trustee Account (collectively, the "Account Collateral"):

                  (e) all other "investment property" (as defined in Section 9-115(1)(f) of the UCC) of such Grantor including written notification of the following (the "Investment Collateral"):

                  (i) all Permitted Account Investments made or acquired from or with the proceeds of any Non-Trustee Account Collateral of such Grantor from time to time and all certificates and instruments, if any, from time to time representing or evidencing such Permitted Account Investments; and

                  (ii) all interest, dividends, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Investment Collateral;

                  (f) all of the following (the "Assigned Agreement
Collateral"):

                  (i) all of such Grantor's right, title and interest in and to all security assignments, cash deposit agreements and other security agreements executed in its favor by any Issuer Subsidiary, in each case as such agreements may be amended or otherwise modified from time to time (collectively, the "Assigned Agreements"); and

                  (ii) all of such Grantor's right, title and interest in and to all deposit accounts, all property in such deposit account, all certificates and instruments, if any from time to time representing or evidencing such deposit accounts and all other property of whatever nature, in each case pledged, assigned or transferred to it or mortgaged or charged in its favor pursuant to any Assigned Agreement;

                  (g) all of such Grantor's right, title and interest in and to all Leases to which such Grantor is or may from time to time be party and any leasing arrangements among Issuer Group Members with respect to such Leases (all such Leases, the "Assigned Leases"), including without limitation (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to such Assigned Leases, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such Assigned Leases,
(iii) claims of such Grantor for damages arising out of or for breach or default under such Assigned Leases, (iv) all rights under any such Assigned Lease with respect to any subleases of the Aircraft subject to such Assigned Lease and (v) the right of such Grantor to terminate such Assigned Leases and to compel performance of, and otherwise to exercise all remedies under, any Assigned Lease, whether arising under such Assigned Leases or by statute or at law or in equity (the "Lease Collateral");

                  (h) all of such Grantor's right, title and interest in and to all Service Provider Documents (the "Servicing Collateral");

                  (i) with respect to each Grantor, all of such Grantor's right, title and interest in and to all Acquisition Agreements (the "Aircraft Purchase Collateral");

                  (j) all of such Grantor's rights, title and interest in and to all Credit Facilities not consisting of a Cash Collateral Account and Swap Agreements all rights to administer, draw upon and otherwise deal with each Credit Facility and to administer and otherwise deal with each such Swap Agreement;

                  (k) all of such Grantor's right, title and interest in and to the personal property identified in a Grantor Supplement or a Collateral Supplement executed and delivered by such Grantor to the Security Trustee; and

                  (l) all proceeds of any and all of the foregoing Collateral (including proceeds that constitute property of the types described in subsections (a), (b), (c), (d), (e), (f), (g), (h), (i), (j) and (k) above);

                  The undersigned Guarantor hereby makes each representation and warranty set forth in Section 2.03 of the Security Trust Agreement (as supplemented by the attached Annexes) and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Trust Agreement. Each reference in the Security Trust Agreement to the Pledged Stock, the Pledged Debt, the Pledged Beneficial Interests, the Security Collateral, the Beneficial Interest Collateral, the Non-Trustee Account Collateral, the Account Collateral, the Investment Collateral, the Assigned Agreement, the Assigned Agreement Collateral, the Acquisition Agreements which form part of the Aircraft Purchase Collateral, the Acquisition Agreements, the Aircraft Purchase Collateral, the Assigned Leases, the Service Provider Documents, the Servicing Collateral, the Lease Collateral, the Assigned Documents and the Agreement Collateral shall be construed to include a reference to the corresponding Collateral hereunder.

                  The undersigned hereby agrees, together with the Issuer, jointly and severally to indemnify the Security Trustee, its officers, directors, employees and agents in the manner set forth in Section 9.01 of the Security Trust Agreement.

                  Attached are (i) an Account Letter in substantially the form of Exhibit C to the Security Trust Agreement from each Non-Trustee Account Bank at which each Non-Trustee Account included in the foregoing Collateral is maintained, (ii) where required with respect to any Assigned Document (other than an Assigned Lease) included in the foregoing Collateral, a Consent and Agreement in substantially the form of Exhibit D to the Security Trust Agreement from the counterparty thereto or, with respect to any Assigned Lease included in the foregoing Collateral, such consents, acknowledgements and/or notices as are called for under Section 2.08(a) of the Security Trust Agreement and (iii) duly completed copies of Annexes I, II, III and IV hereto.

                  This Grantor Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

Very truly yours,

[NAME OF GRANTOR]


By:
   ------------------------
Name:
Title:


Acknowledged and agreed to as of the date first above written:

BANKERS TRUST COMPANY,
      not in its individual capacity, but
      solely as the Security Trustee

By:
   -----------------------------------------
   Name:
   Title:

                                                                         ANNEX I
                                                   SECURITY AGREEMENT SUPPLEMENT


                                  PLEDGED STOCK

                                                                        Percentage of
Stock Issuer    Par Value   Certificate No(s).   Number of Shares    Outstanding Shares
------------    ---------   ------------------   ----------------    ------------------





                          PLEDGED BENEFICIAL INTERESTS

                                                          Percentage of
      Issuer                 Certificate No.           Beneficial Interest
      ------                 ---------------           -------------------





                                  PLEDGED DEBT

    Debt Issuer                Description of Debt                Date
    -----------                -------------------                ----



                                                                        ANNEX II
                                                   SECURITY AGREEMENT SUPPLEMENT



                         NON-TRUSTEE ACCOUNT INFORMATION

 NAME AND ADDRESS        NAME AND ADDRESS OF NON-TRUSTEE
      OF BANK                    ACCOUNT HOLDER              ACCOUNT NUMBER
      -------                    --------------              --------------

                                                                       ANNEX III
                                                   SECURITY AGREEMENT SUPPLEMENT



                                   TRADE NAMES

                                                                        ANNEX IV
                                                   SECURITY AGREEMENT SUPPLEMENT

                  CHIEF EXECUTIVE
NAME OF GRANTOR        OFFICE        CHIEF PLACE OF BUSINESS   REGISTERED OFFICE
---------------        ------        -----------------------   -----------------

                                                                       EXHIBIT C
                                                        SECURITY TRUST AGREEMENT


                       FORM OF NON-TRUSTEE ACCOUNT LETTER

                                                           _______________, 2001

[Name and address
of Account Bank]

                              [Name of the Grantor]

Ladies and Gentlemen:

                  Reference is made to Account No. __________ into which certain monies, instruments and other properties are deposited from time to time (the "Pledged Account") maintained with you by ____________________ (the "Grantor"). Pursuant to the Security Trust Agreement, dated as of June 26, 2001 (the "Security Trust Agreement"), between the Grantor, various other Grantors and Bankers Trust Company, as the Operating Bank and the Security Trustee (the "Security Trustee"). Capitalized terms used herein, unless otherwise defined herein, have the meanings assigned to them in the Security Trust Agreement.

                  Pursuant to the Security Trust Agreement, the Grantor has granted to the Security Trustee a security interest in certain property of the Grantor, including, among other things, the following (the "Collateral"): the Pledged Account, all funds held or required by the terms of the Indenture to be held therein and all certificates and instruments, if any, from time to time representing or evidencing such Pledged Account, all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Security Trustee for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Collateral, and all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Collateral, and all proceeds of any and all of the foregoing Collateral. It is a condition to the continued maintenance of the Pledged Account with you that you agree to this letter agreement.

                  By signing this letter agreement, you acknowledge notice of, and consent to the terms and provisions of, the Security Trust Agreement and confirm to the Security Trustee that you have received no notice of any other pledge or assignment of the Pledged Account. Further, you hereby agree with the Security Trustee that:

                  (a) Notwithstanding anything to the contrary in any other agreement relating to the Pledged Account, the Pledged Account is and will be subject to the terms and conditions of the Security Trust Agreement, and will henceforth be subject to written instructions only from an officer of the Security Trustee or (unless you are otherwise notified by the Security Trustee) from an officer of the Administrative Agent as the agent of the Security Trustee. In the event of any conflicting instructions, those of the Security Trustee shall prevail.

                  (b) You will follow your usual operating procedures for the handling of any remittance received in the Pledged Account, including any remittance that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc.

                  (c) You will transfer, in same day funds, on each of your business days, an amount equal to the credit balance of the Pledged Account (other than any amount required to be left on deposit for local tax or other regulatory or legal purposes) on such day to the following account (the "Collections Account"):

                      [Insert address of Operating Bank and
                   account number of the Collections Account]

Each such transfer of funds shall neither comprise only part of a remittance nor reflect the rounding off of any funds so transferred.

                  (d) All service charges and fees with respect to the Pledged Account shall be payable by the Grantor, and deposited checks returned for any reason shall not be charged to such account.

                  (e) The Security Trustee and the Administrative Agent as the agent of the Security Trustee shall be entitled to exercise any and all rights of the Grantor in respect of the Pledged Account in accordance with the terms of the Security Trust Agreement, and the undersigned shall comply in all respects with such exercise.

         This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Security Trustee, the Secured Parties and their successors, transferees and assigns. You may terminate this letter agreement only upon 30 days' prior written notice to the Grantor and the Security Trustee. Upon such termination you shall close the Pledged Account and transfer all funds in the Pledged Account to the Collections Account. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Collections Account all funds and other property received in respect of the Pledged Account.

         This letter agreement shall in all respects be governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance.

                                          Very truly yours,

                                          [NAME OF GRANTOR]


                                          By:
                                             --------------------------------
                                             Name:
                                             Title:



                                          BANKERS TRUST COMPANY,
                                          not in its individual capacity,
                                          but solely as the Security Trustee


                                          By:        `
                                             ----------------------------------
                                             Name:
                                             Title:


Acknowledged and agreed to as of
the date first above written:

[NAME OF PLEDGED ACCOUNT BANK]


By:
   -----------------------------------------
Name:
Title:

                                                                       EXHIBIT D
                                                        SECURITY TRUST AGREEMENT


                          FORM OF CONSENT AND AGREEMENT

                                                           _______________, 2001

                              [Name of the Grantor]

Ladies and Gentlemen:

                  Reference is made to the agreement between you and the Grantor
dated [       ] (the "Assigned Document").

                  Pursuant to the Security Trust Agreement, dated June 26, 2001 (the "Security Trust Agreement"), between the Grantor, certain other Grantors and Bankers Trust Company, as the Operating Bank and the Security Trustee (the "Security Trustee"), the Grantor has granted to the Security Trustee a security interest in certain property of the Grantor, including, among other things, the following (the "Collateral"): all of such Grantor's right, title and interest in and to the Assigned Document, including without limitation all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Document, all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Document, claims of such Grantor for damages arising out of or for breach or default under the Assigned Document and the right of such Grantor to terminate the Assigned Document, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, whether arising under the Assigned Document or by statute or at law or in equity. Capitalized terms used herein, unless otherwise defined herein, have the meanings assigned to them in the Security Trust Agreement.

                  By signing this Consent and Agreement, you acknowledge notice of, and consent to the terms and provisions of, the Security Trust Agreement and confirm to the Security Trustee that you have received no notice of any other pledge or assignment of the Assigned Document. Further, you hereby agree with the Security Trustee that:

                  (a) You will make all payments to be made by you under or in connection with the Assigned Document directly to the Collections Account or otherwise in accordance with the instructions of the Security Trustee.

                  (b) The Security Trustee shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Document in accordance with the terms of the Security Trust Agreement, and you will comply in all respects with such exercise.

                  (c) You will not, without the prior written consent of the Security Trustee, (i) cancel or terminate the Assigned Document or consent to or accept any cancellation or termination thereof or (ii) amend or otherwise modify the Assigned Document.

                  This Consent and Agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Security Trustee, the Secured Parties and their successors, transferees and assigns.

                  This Consent and Agreement shall in all respects, be governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance.

                                             Very truly yours,

                                             [NAME OF GRANTOR]


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             BANKERS TRUST COMPANY,
                                             not in its individual capacity,
                                             but solely as the Security Trustee


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

Acknowledged and agreed to as of
the date first above written:

[NAME OF OBLIGOR]


By:
   -----------------------------------------
   Name:
   Title:

                                                                       EXHIBIT E






                     SUPPLEMENTARY SECURITY TRUST AGREEMENT

                            Dated as of June 26, 2001

                                     between

                           GRANTORS REFERRED TO HEREIN
                                 as the Grantors

                                       and

                             BANKERS TRUST COMPANY,
                  as the Security Trustee and the Account Bank

                          T A B L E  O F  C O N T E N T S

                                                                            PAGE

ARTICLE I DEFINITIONS.........................................................1
         SECTION 1.01      DEFINITIONS........................................1
         SECTION 1.02      CONSTRUCTION AND USAGE.............................4
ARTICLE II SECURITY...........................................................4
         SECTION 2.01      GRANT OF SECURITY..................................4
         SECTION 2.02      SECURITY FOR OBLIGATIONS...........................4
         SECTION 2.03      REPRESENTATIONS AND WARRANTIES OF THE GRANTORS.....4
         SECTION 2.04      GRANTORS REMAIN LIABLE.............................5
         SECTION 2.05      DELIVERY OF COLLATERAL.............................5
         SECTION 2.06      CLASS A CONTINGENT COLLATERAL ACCOUNT..............5
         SECTION 2.07      FURTHER ASSURANCES.................................7
         SECTION 2.08      PLACE OF PERFECTION; RECORDS.......................7
         SECTION 2.09      TRANSFERS AND OTHER ENCUMBRANCES...................7
         SECTION 2.10      SECURITY TRUSTEE APPOINTED ATTORNEY-IN-FACT........7
         SECTION 2.11      SECURITY TRUSTEE MAY PERFORM.......................8
ARTICLE III REMEDIES..........................................................9
         SECTION 3.01      REMEDIES 9
ARTICLE IV SECURITY INTEREST ABSOLUTE........................................10
         SECTION 4.01      SECURITY INTEREST ABSOLUTE........................10
ARTICLE V THE SECURITY TRUSTEE AND THE ACCOUNT BANK..........................11
         SECTION 5.01      ACTION   .........................................11
         SECTION 5.02      ABSENCE OF DUTIES.................................11
         SECTION 5.03      REPRESENTATIONS OR WARRANTIES.....................11
         SECTION 5.04      RELIANCE; AGENTS; ADVICE OF COUNSEL...............11
         SECTION 5.05      NO INDIVIDUAL LIABILITY...........................13
         SECTION 5.06      THE ACCOUNT BANK..................................13
ARTICLE VI SUCCESSOR TRUSTEES AND ACCOUNT BANK...............................13
         SECTION 6.01      RESIGNATION AND REMOVAL...........................13
ARTICLE VII INDEMNITY AND EXPENSES...........................................13
         SECTION 7.01      INDEMNITY.........................................13
ARTICLE VIII MISCELLANEOUS...................................................13
         SECTION 8.01      AMENDMENTS; WAIVERS; ETC..........................13
         SECTION 8.02      ADDRESSES FOR NOTICES.............................14
         SECTION 8.03      NO WAIVER; REMEDIES...............................15
         SECTION 8.04      SEVERABILITY......................................15
         SECTION 8.05      CONTINUING SECURITY INTEREST; ASSIGNMENTS.........15
         SECTION 8.06      RELEASE AND TERMINATION...........................15
         SECTION 8.07      CURRENCY CONVERSION...............................15
         SECTION 8.08      GOVERNING LAW.....................................16
         SECTION 8.09      JURISDICTION......................................16
         SECTION 8.10      COUNTERPARTS......................................16
         SECTION 8.11      TABLE OF CONTENTS, HEADINGS, ETC..................16

SCHEDULES

Schedule I     Chief Place of Business and Chief Executive or Registered Office

EXHIBITS

Exhibit A      Form of Permitted Beneficial Note

Exhibit B      Form of Grantor Supplement

                     Supplementary Security TRUST AGREEMENT

                  This SUPPLEMENTAL SECURITY TRUST AGREEMENT (this "Agreement"), dated as of June 26, 2001, is made between Grantors listed on the signature pages of, or who otherwise become grantors under, this Agreement (collectively, the "Grantors") and BANKERS TRUST COMPANY, a New York banking corporation ("Bankers Trust") in its capacity as the Security Trustee under the Security Trust Agreement referred to below and as to the person acting as the Account Bank hereunder.

                             PRELIMINARY STATEMENTS:

                  (1) Lease Investment Flight Trust ("Note Issuer"), LIFT Trust-Sub 1 (the "Bridge Note Issuer"), Phoenix American Financial Services, Inc. and Bankers Trust have entered into a Trust Indenture dated as of the date hereof (the "Indenture") pursuant to which the Bridge Note Issuer is issuing the Bridge Notes, the Note Issuer is issuing the Notes and Bankers Trust has been appointed the Trustee.

                  (2) The Note Issuer, the Bridge Note Issuer, certain other "Grantors" referred to therein and Bankers Trust have entered into a Security Trust Agreement dated as of the date hereof (the "Security Trust Agreement") pursuant to which Bankers Trust has been appointed Security Trustee and the Note Issuer, the Bridge Note Issuer and such other "Grantors" grant a security interest in certain property in favor of the Security Trustee to secure, among other things, the Bridge Note Issuer's and the Note Issuer's obligations under the Bridge Notes and the Notes, respectively.

                  (3) The Grantors have agreed to deposit $3,000,000 into the Class A Contingent Collateral Account as of the Effective Time.

                  (4) It is a condition precedent to the issuance of the Notes by the Note Issuer, that each Grantor grant the security interests required by this Agreement.

                  (5) Each Grantor will derive substantial direct and indirect benefit from the issuance of the Bridge Notes, the Notes and from the Related Documents.

                  NOW, THEREFORE, in consideration of the premises, each Grantor hereby agrees with the Security Trustee for its benefit and the benefit of the other Secured Parties as follows:


                                    ARTICLE I
                                   DEFINITIONS

                  SECTION 1.01 DEFINITIONS. (a) CERTAIN DEFINED TERMS. For the purposes of this Agreement, the following terms have the meanings indicated below:

                  "Account Bank" means the Person acting, at the time of determination, as the account bank under this Agreement. The initial Account Bank is Bankers Trust.

                  "Account Collateral" has the meaning specified in Section
2.01.

                  "Additional Grantor" has the meaning specified in Section
8.01.

                  "Agreed Currency" has the meaning specified in Section 8.07.

                  "Agreement" has the meaning specified in the recital of parties to this Agreement.

                  "Bankers Trust" has the meaning specified in the recital of parties to this Agreement.

                  "Bridge Note Issuer" has the meaning specified in the recital of the parties to the Agreement.

                  "Certificated Security" means a certificated security (as defined in Section 8-102(a)(4) of the UCC) other than a Government Security.

                  "Class A Contingent Collateral Account" has the meaning specified in Section 2.06.

                  "Collateral" has the meaning specified in Section 2.01.

                  "Effective Time" means the time of the issuance of the Initial Notes under the Indenture being the time of authentication and delivery thereof by the Security Trustee to the initial Holders thereof.

                  "Government Security" means any security issued or guaranteed by the United States of America or an agency or instrumentality thereof that is maintained in book-entry on the records of the Federal Reserve Bank of New York and is subject to Revised Book-Entry Rules.

                  "Grantors" has the meaning specified in the recital of parties to this Agreement.

                  "Grantor Supplement" means a supplement to this Agreement in substantially the form attached as Exhibit B.

                  "Indenture" has the meaning specified in the preliminary statements of this Agreement.

                  "Instrument" means any "instrument" as defined in Section 9-105(1)(i) of the UCC.

                  "Issuer" means prior to the Effective Time, the Bridge Note Issuer and from and after the Effective Time, the Note Issuer.

                  "Note Issuer" has the meaning specified in the recital of parties to this Agreement.

                  "Permitted Beneficial Note" means a Permitted Beneficial Note issued by a Beneficial Interest Certificate Holder or any other Person which directly or indirectly owns a beneficial interest in the Note Issuer, substantially in the form of Exhibit A hereto, and each Permitted Beneficial Note, if any, issued in replacement or substitution therefore; provided that the face amount of any Permitted Beneficial Note shall not exceed 7.5% of the initial aggregate principal amount of the Class A Notes.

                  "Received Currency" has the meaning specified in Section 8.07.

                  "Revised Book-Entry Rules" means 31 C.F.R. ss. 357 (Treasury bills, notes and bonds); 12 C.F.R. ss. 615 (book-entry securities of the Farm Credit Administration); 12 C.F.R. ss.ss. 910 and 912 (book-entry securities of the Federal Home Loan Banks); 24 C.F.R. ss. 81 (book-entry securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation); 12 C.F.R. ss. 1511 (book-entry securities of the Resolution Funding Corporation); 31 C.F.R. ss. 354 (book-entry securities of the Student Loan Marketing Association); and any substantially comparable book-entry rules of any other Federal agency or instrumentality.

                  "Secured Obligations" means all obligations of the Note Issuer to make payments of principal of and interest on the Class A Notes.

                  "Secured Party" means the Holders of the Class A Notes.

                  "Securities Account" means a securities account as defined in
Section 8-501(a) of the UCC maintained in the name of the Security Trustee as "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC) on the books and records of the Account Bank or another Securities Intermediary in the State of New York.

                  "Securities Intermediary" means any "securities intermediary" of the Security Trustee as defined in 31 C.F.R. Section 357.2 or Section 8-102(a)(14) of the UCC.

                  "Security Trust Agreement" has the meaning specified in the preliminary statements to this Agreement.

                  "Security Trustee" means the Person appointed, at the time of determination, as the security trustee under the Security Trust Agreement. The initial Security Trustee is Bankers Trust.

                  "UCC" means the Uniform Commercial Code as in effect on the date of determination in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such perfection or effect of perfection or non-perfection. If, as is anticipated on the date hereof, the provisions of Article 9 of the UCC used in this Agreement are legislatively modified, upon such modifications becoming effective, the references in this Agreement to "Section 9-105(1)(i)", "Section 9-115(1)(f)" and "Section 9-105" of the UCC will each be taken to mean "Section 9-102" of the UCC and the references in this Agreement to "Section 9-504(i)(c)" and "Section 9-505(2)" of the UCC shall be taken to mean "Section 9-615" and "Section 9-620" of the UCC, respectively.

                  "Uncertificated Security" means an uncertificated security (as defined in Section 8-102(a)(18) of the UCC) other than a Government Security.

                  (b) TERMS DEFINED IN THE INDENTURE. For all purposes of this Agreement, all capitalized terms used, but not defined in, this Agreement shall have the respective meanings assigned to such terms in the Indenture or, if not defined therein, the Security Trust Agreement.

                  SECTION 1.02 CONSTRUCTION AND USAGE. The conventions of construction and usage set forth in Section 1.02 of the Indenture are hereby incorporated by reference in this Agreement.


                                   ARTICLE II
                                    SECURITY

                  SECTION 2.01 GRANT OF SECURITY. To secure the Secured Obligations, each Grantor hereby assigns and pledges to the Security Trustee for its benefit and the benefit of the Secured Parties, and hereby grants to the Security Trustee for its benefit and the benefit of the Secured Parties a security interest in, all of such Grantor's right, title and interest in and to the following (collectively, the "Collateral"):

                  (a) with respect to each Grantor, all right of such Grantor in and to the Class A Contingent Collateral Account and all cash, investment property, Permitted Account Investments, other Investments, securities, instruments or other property (including all "financial assets" within the meaning of Section 8-102(a)(9) of the UCC) at any time or from time to time credited to the Class A Contingent Collateral Account (collectively, the "Account Collateral");

                  (b) with respect each Grantor, all of such Grantor's right, title and interest in and to the personal property identified in a Grantor Supplement executed and delivered by such Grantor to the Security Trustee; and

                  (c) all proceeds of any and all of the foregoing Collateral (including proceeds that constitute property of the types described in subsections (a) and (b) of this Section 2.01).

                  SECTION 2.02 SECURITY FOR OBLIGATIONS. This Agreement secures the payment and performance of all Secured Obligations to each Secured Party and shall be held by the Security Trustee in trust for the Secured Parties. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed to any Secured Parties but for the fact that Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Person.

                  SECTION 2.03 REPRESENTATIONS AND WARRANTIES OF THE GRANTORS. Each Grantor represents and warrants as of the date of this Agreement as follows:

                  (a) The Grantors are the legal and beneficial owners of the Collateral free and clear of any Encumbrance (other than Permitted Encumbrances), other than that of this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Security Trustee relating to Collateral.

                  (b) This Agreement creates a valid and (upon the taking of the actions required hereby) perfected security interest in the Collateral as security for the Secured Obligations, subject in priority to no other Encumbrances (other than Permitted Encumbrances), and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

                  (c)  No Grantor has any trade names.

                  (d) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required either (i) for the grant by such Grantor of the assignment and security interest granted hereby,
(ii) for the execution, delivery or performance of this Agreement by such Grantor or (iii) for the perfection or maintenance of the pledge, assignment and security interest created hereby, except for the filing of financing and continuation statements under the Uniform Commercial Code.

                  (e) The chief place of business and chief executive or registered office of such Grantor and the office where such Grantor keeps records of the Collateral are located at the address specified opposite the name of such Grantor on the attached Schedule I.

                  SECTION 2.04 GRANTORS REMAIN LIABLE. Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Security Trustee of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor under the contracts and agreements included in the Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.

                  SECTION 2.05 DELIVERY OF COLLATERAL. All certificates or instruments representing or evidencing any Collateral (other than Account Collateral) shall be delivered to and held by or on behalf of the Security Trustee in New York and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to evidence the security interests granted thereby. In addition, the Security Trustee shall have the right at any time to exchange certificates or instruments representing or evidencing any Collateral (other than Account Collateral) for certificates or instruments of smaller or larger denominations.

                  SECTION 2.06 CLASS A CONTINGENT COLLATERAL ACCOUNT.

                  (a) Bankers Trust hereby agrees to act as the Account Bank under this Agreement. Upon the execution of this Agreement, the Account Bank shall establish and maintain on the books and records of its office specified in Section 8.02 and maintain in the name of the Security Trustee a "Class A Contingent Collateral Account" (the "Class A Contingent Collateral Account") as an Eligible Account. If, at any time, the Class A Contingent Collateral Account ceases to be an Eligible Account, the Account Bank shall, within 10 Business Days thereafter, establish a new account having the same characteristics and transfer all property related to such old Class A Contingent Collateral Account to such new account. Upon such transfer, the new account shall become the Class A Contingent Collateral Account. The Account Bank also agrees to cooperate with any replacement Account Bank as to the transfer of any property in, or records relating to, the Class A Contingent Collateral Account maintained by it. Bankers Trust waives any claim or lien against the Class A Contingent Collateral Account it may have, by operation of law or otherwise, for any amount owed to it by any Grantor.

                  (b) The Account Bank shall invest and reinvest all amounts in the Class A Contingent Collateral Account in Permitted Account Investments described in clause (d) of the definition thereof from the time of receipt thereof until such time as such amounts are required to be distributed in accordance with the terms hereof.

                  (c) The Account Bank hereby agrees that (i) Class A Contingent Collateral Account will be and will be maintained as a Securities Account of which it is the Securities Intermediary and in respect of which the Security Trustee is the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC) of the "securities entitlement" (as defined in Section 8-102(a)(17) of the
UCC) with respect to each "financial asset" (as defined in Section 8-102(a)(9) of the UCC) credited to Class A Contingent Collateral Account, (ii) all cash required to be deposited in the Class A Contingent Collateral Account and Permitted Account Investments and all other property acquired with cash credited to the Class A Contingent Collateral Account will be credited to the Class A Contingent Collateral Account, (iii) all items of property (whether cash, investment property, Permitted Account Investments, other investments, securities, instruments or other property credited to the Class A Contingent Collateral Account will be treated as a "financial asset" (as defined in Section 8-102(a)(9) of the UCC) under Article 8 of the UCC, (iv) its "securities intermediary's jurisdiction" (as defined in Section 8-110(e) of the UCC) with respect to the Class A Contingent Collateral Account is the State of New York and (v) all securities, instruments and other property in order or registered from and credited to the Class A Contingent Collateral Account shall be payable to or to the order of, or registered in the name of, the Account Bank or shall be indorsed to the Account Bank or in blank, and in no case whatsoever shall any financial asset credited to the Class A Contingent Collateral Account be registered in the name of any Grantor, payable to or to the order of any Grantor or specially indorsed to any Grantor except to the extent the foregoing have been specially endorsed by a Grantor to the Account Bank or in blank. With respect to withdrawals from the Class A Contingent Collateral Account, the Account Bank agrees that it will follow the directions and instructions of the Trustee, as the agent for the Security Trustee (the Security Trustee hereby appointing the Trustee as its agent for such purpose).

                  (d) The Security Trustee agrees that it will hold (and will indicate clearly in the books and records that it holds) its "security entitlement" to the "financial asset" credited to the Class A Contingent Collateral Account in trust for the benefit of the Holders of the Class A Notes.

                  SECTION 2.07 FURTHER ASSURANCES. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor shall promptly execute and deliver all further instruments and documents, and take all further action (including under the laws of any foreign jurisdiction), that may be necessary or desirable, or that the Security Trustee may request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Security Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall: (i) mark conspicuously each of its records pertaining to the Collateral with a legend, indicating that such Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Security Trustee hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment; (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Security Trustee may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby and (iv) execute, file, record, or register such additional documents and supplements to this Agreement, including any further assignments, security agreements, pledges, grants and transfers, as may be required by or desirable under the laws of any foreign jurisdiction, or as the Security Trustee may request, to create, attach, perfect, validate, render enforceable, protect or establish the priority of the security interest and lien of this Agreement.

                  (b) Each Grantor hereby authorizes the Security Trustee to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  SECTION 2.08 PLACE OF PERFECTION; RECORDS. Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral at the location therefor specified in Schedule I or, upon 30 days' prior written notice to the Security Trustee, at such other locations in a jurisdiction where all actions required by
Section 2.03(e) shall have been taken with respect to the Collateral. Each Grantor shall hold and preserve such records and shall permit representatives of the Security Trustee at any time during normal business hours to inspect and make abstracts from such records, all at the sole cost and expense of such Grantor.

                  SECTION 2.09 TRANSFERS AND OTHER ENCUMBRANCES. No Grantor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or suffer to exist any Encumbrance upon or with respect to any of the Collateral of such Grantor, in the case of clause (i) or (ii) other than the pledge, assignment and security interest created by this Agreement and as otherwise provided herein.

                  SECTION 2.10 SECURITY TRUSTEE APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints the Security Trustee such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Security Trustee's discretion, to take any action and to execute any instrument that the Security Trustee may deem necessary or advisable to accomplish the purposes of this Agreement, including:

                  (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, indorse and collect any drafts or other instruments and documents in connection included in the Collateral;

                  (c) to file any claims or take any action or institute any proceedings that the Security Trustee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Security Trustee with respect to any of the Collateral; and

                  (d) to execute and file any financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, in order to perfect and preserve the pledge, assignment and security interest granted hereby.

                  SECTION 2.11 SECURITY TRUSTEE MAY PERFORM. If any Grantor fails to perform any agreement contained in this Agreement, the Security Trustee may (but shall not be obligated to) itself perform, or cause performance of, such agreement, and the expenses of the Security Trustee incurred in connection with doing so shall be payable by the Grantors.

                  SECTION 2.12 RELEASE FROM THE CLASS A CONTINGENT COLLATERAL ACCOUNT. The Security Trustee shall release all or part of the amounts credited to the Class A Contingent Collateral Account only in the following circumstances:

                  (a) Prior to June 30, 2006, in full upon the issuance of a Rating Agency Confirmation with respect thereto (a copy of which shall have been delivered to the Security Trustee);

                  (b) On June 30, 2006, in full unless a Default Notice has been issued in accordance with Section 4.02 of the Indenture or an Acceleration Default is continuing; and/or

                  (c) Prior to June 30, 2006, in full or in part to the extent that one or more Permitted Beneficial Notes have been issued and delivered to the Security Trustee the principal amount of which shall equal $10,000 for each $65.20 (or portion thereof) to be released from the Class A Contingent Collateral Account.

Any amount in the Class A Contingent Collateral Account released pursuant to clause (a) or (b) above shall be released to the Grantors as follows: each Grantor shall be entitled to the sum of (i) its pro rata share of $3,000,000, based upon the percentage residual interest represented by its Beneficial Interest Certificates, MINUS (ii) any amounts theretofore received by such Grantor from amounts released from the Class A Contingent Collateral Account pursuant to clause (c) above PLUS (iii) any investment earnings (or MINUS any investment losses) attributable thereto, subject to the receipt by the Security Trustee of payment instructions from such Grantor. Any amount in the Class A Contingent Collateral Account released pursuant to clause (c) above shall be released to the Grantor which shall have issued (or whose direct or indirect beneficial owner shall have issued) the applicable Permitted Beneficial Note, subject to the receipt by the Security Trustee of payment instructions from such Grantor.

Any Permitted Beneficial Note issued and delivered to the Security Trustee shall be cancelled and returned by the Security Trustee to the issuer thereof (i) upon the written request of such issuer, if one or more new Permitted Beneficial Notes having the same aggregate face amount as the face amount of such Permitted Beneficial Note shall have been delivered to the Security Trustee in accordance with this Agreement and the Permitted Beneficial Notes to be replaced or (ii) upon the written request of such issuer, upon the payment in full of the principal of and accrued interest on the Class A Notes.


                                   ARTICLE III
                                    REMEDIES

                  SECTION 3.01 REMEDIES. If all, but not less than all, of the following events shall have occurred:

                  (a) a Default Notice shall have been issued, an Acceleration Default shall have occurred and be continuing or the Final Maturity Date of the Class A-1 Notes and Class A-2 Notes shall have occurred; and

                  (b) the Trustee and the Security Trustee shall have exercised remedies under the Indenture and the Related Documents, and the "Collateral" (as defined in the Security Trust Agreement) shall have been disposed of and/or liquidated in full;

then:

                  (i) if the aggregate proceeds from the liquidation and/or disposition of such "Collateral" (the "Aggregate Disposition Proceeds") are insufficient to repay the Outstanding Principal Balance of, and accrued interest on, the Class A Notes in full, the Security Trustee shall transfer from the Class A Contingent Collateral Account to the Note Account for the Class A Notes, for application to the Outstanding Principal Balance of and accrued interest on the Class A Notes, an amount equal to the lesser of (x) the amount of such deficiency and (y) the amount in the Class A Contingent Collateral Account; and

                  (ii) if (A) the Aggregate Disposition Proceeds together with any funds on deposit in the Class A Contingent Collateral Account are insufficient to repay the Outstanding Principal Balance of, and accrued interest on, the Class A Notes in full and (B) the aggregate face amount of the outstanding Permitted Beneficial Notes shall exceed the Aggregate Disposition Proceeds (such excess, the "Excess Note Amount"), then the Security Trustee shall (I) make a demand of each issuer of a Permitted Beneficial Note in an amount equal to the lesser of (x) such issuer's pro rata share amount of the Excess Note Amount (based upon the face amount of such issuer's Permitted Beneficial Note as compared to the aggregate face amount of all outstanding Permitted Beneficial Notes) and (y) the face amount of such Permitted Beneficial Note and (II) deposit the proceeds of any payment under any Permitted Beneficial
Note into the Note Account for the Class A Notes for application to the Outstanding Principal Balance of and accrued interest on the

Class A Notes PROVIDED HOWEVER, that any remedies exercised shall be at the discretion of the Security Trustee.

                  In no circumstances whatsoever shall a Grantor or the Grantors have any right to recover the amount of any deposit to the Class A Contingent Collateral Account or any withdrawal from the Class A Contingent Collateral Account pursuant to Article III hereof whether by right of reimbursement, subrogation, contribution, indemnification or otherwise arising by contract, operation of law, or under the laws of partnerships, trusts, suretyships, guarantees or fiduciaries, or under any claim of breach of trust or fiduciary duty or otherwise, from the Note Issuer, any other Grantor, any direct or indirect equity holders of the Note Issuer or any other Grantor, any other issuer of the Permitted Beneficial Notes or any other persons and any such right that may exist being fully waived.


                                   ARTICLE IV
                           SECURITY INTEREST ABSOLUTE


                  SECTION 4.01 SECURITY INTEREST ABSOLUTE. A separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against any other Grantor or whether any other Grantor is joined in any such action or actions. All rights of the Security Trustee and the security interest and lien granted under, and all obligations of each Grantor under, this Agreement shall be absolute and unconditional, irrespective of:

                  (a) any lack of validity or enforceability of any Related Document or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Related Document or any other agreement or instrument relating thereto;

                  (c) any taking, exchange, release or non-perfection of the Collateral or any other collateral or taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations;

                  (e) any change, restructuring or termination of the corporate structure or existence of any Grantor; or

                  (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third-party grantor of a security interest or a Person deemed to be a surety.


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                                                                              11


                                    ARTICLE V
                              THE SECURITY TRUSTEE
                              AND THE ACCOUNT BANK


                  SECTION 5.01 ACTION. The Security Trustee agrees to receive and disburse all moneys received by it in accordance with the terms of this Agreement. The Security Trustee in its individual capacity shall not be answerable or accountable under any circumstances, except for its own willful misconduct or gross negligence (or simple negligence in the handling of funds or breach of any of its representations or warranties set forth in this Agreement) and the Security Trustee shall not be liable for any action or inaction of any Grantor or any other parties to any of the Related Documents.

                  SECTION 5.02 ABSENCE OF DUTIES. The powers conferred on the Security Trustee under this Agreement with respect to the Collateral are solely to protect its interest in this Agreement and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it under this Agreement, the Security Trustee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve or perfect rights against any parties or any other rights pertaining to any Collateral. The Security Trustee shall have no duty to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of any Grantor.

                  SECTION 5.03 REPRESENTATIONS OR WARRANTIES. The Security Trustee does not make and shall not be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Agreement, any other Related Document or any other document or instrument or as to the correctness of any statement contained in any thereof, or as to the validity or sufficiency of any of the pledge and security interests granted hereby, except that the Security Trustee in its individual capacity hereby represents and warrants (a) that each such specified document to which it is a party has been or will be duly executed and delivered by one of its officers who is and will be duly authorized to execute and deliver such document on its behalf, and (b) this Agreement is the legal, valid and binding obligation of Bankers Trust, enforceable against Bankers Trust in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally.

                  SECTION 5.04 RELIANCE; AGENTS; ADVICE OF COUNSEL. (a) The Security Trustee shall incur no liability to anyone as a result of acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Security Trustee may accept a copy of a resolution of the board or other governing body of any party to this Agreement or any Related Document, certified by the Secretary or an Assistant Secretary thereof or other duly authorized Person of such party as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said board or other governing body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described in this Agreement, the Security

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                                                                              12


Trustee shall be entitled to receive and may for all purposes hereof conclusively rely on a certificate, signed by an officer of any duly authorized Person, as to such fact or matter, and such certificate shall constitute full protection to the Security Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. The Security Trustee shall assume, and shall be fully protected in assuming, that each other party to this Agreement is authorized by its constitutional documents to enter into this Agreement and to take all action permitted to be taken by it pursuant to the provisions of this Agreement, and shall not inquire into the authorization of such party with respect thereto.

                  (b) The Security Trustee may execute any of the powers hereunder or perform any duties under this Agreement either directly or by or through agents, including financial advisors, or attorneys or a custodian or nominee, and the Security Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

                  (c) The Security Trustee may consult with counsel and any opinion of counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such advice or opinion of counsel.

                  (d) The Security Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation hereto, at the request, order or direction of any of the Secured Parties, pursuant to the provisions of this Agreement, unless such Secured Party shall have offered to the Security Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

                  (e) The Security Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Security Trustee to perform, or be responsible or liable for the manner of performance of, any obligations of the Issuer or the Administrative Agent under any of the Related Documents.

                  (f) The Security Trustee shall not be liable for any Costs, Taxes or the selection of Permitted Account Investments or for any investment losses resulting from Permitted Account Investments.

                  (g) When the Security Trustee incurs expenses or renders services in connection with an exercise of remedies specified in Section 3.01, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors' rights generally.

                  (h) The Security Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Security Trustee obtains actual knowledge of such

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                                                                              13


event or the Security Trustee receives written notice of such event from any of the Secured Parties or the Administrative Agent.

                  (i) The Security Trustee shall have no duty to monitor the performance of the Issuer, the Administrative Agent or any other party to the Related Documents, nor shall it have any liability in connection with the appointment of the Administrative Agent, or the malfeasance or nonfeasance by such parties.

                  SECTION 5.05 NO INDIVIDUAL LIABILITY. Neither Bankers Trust nor the Security Trustee shall have any individual liability in respect of all or any part of the Secured Obligations, and all shall look, subject to the lien and priorities of payment provided herein and in the Indenture, only to the property of the Grantors for payment or satisfaction of the Secured Obligations.

                  SECTION 5.06 THE ACCOUNT BANK. The Account Bank shall be entitled to the immunities and privileges of the Security Trustee under Sections
5.03 and 5.04(a), (e) and (g). The Account Bank agrees to perform its duties hereunder in accordance with the requirements of, and subject to the limitations of the duties of, a Securities Intermediary under the UCC.


                                   ARTICLE VI
                               SUCCESSOR TRUSTEES
                                AND ACCOUNT BANK


                  SECTION 6.01 RESIGNATION AND REMOVAL. The Security Trustee may resign or be removed and, in either case, a new Security Trustee may be appointed in accordance with Article VI of the Security Trust Agreement. If at any time, the Person acting as the Operating Bank under the Security Trust Agreement ceases so to act, the Person replacing such Person under the Security Trust Agreement shall replace the Person then acting as the Account Bank under this Agreement.


                                   ARTICLE VII
                             INDEMNITY AND EXPENSES

                  SECTION 7.01 INDEMNITY. (a) The Security Trustee (and its officers, directors, employees and agents) shall be indemnified to the extent, and in the manner, set forth in Article VIII of the Security Trust Agreement.


                                  ARTICLE VIII
                                  MISCELLANEOUS

                  SECTION 8.01 AMENDMENTS; WAIVERS; ETC. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any party from the provisions of this Agreement, shall in any event be effective unless the same shall be in writing and signed by the Security Trustee and each Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Security Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or

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                                                                              14


further exercise thereof or the exercise of any other right. In executing and delivering any amendment or modification to this Agreement, the Security Trustee shall be entitled to (i) an Opinion of Counsel stating that such amendment is authorized and permitted pursuant to the Indenture and this Agreement and complies with the terms thereof and hereof and (ii) an Officer's Certificate stating that all conditions precedent to the execution, delivery and performance of such amendment have been satisfied in full. The Security Trustee may, but shall have no obligation to, execute and deliver any amendment or modification which would affect its duties, powers, rights, immunities or indemnities hereunder.

                  (b) Upon the execution and delivery by any Person of a Grantor Supplement, (i) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor hereunder, and each reference in this Agreement to "Grantor" shall also mean and be a reference to such Additional Grantor and (ii) such Additional Grantor shall be a Grantor for all purposes under this Agreement and shall be bound by the obligations of the Grantors hereunder.

                  SECTION 8.02 ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier) and mailed, telecopied or delivered to the intended recipient at its address specified, as follows:

         For each Grantor:

                                    Grand Bay Plaza
                                    2665 South Bayshore Drive
                                    Suite 1006
                                    Coconut Grove, Florida  33133
                                    Attention:  Wayne Lippman
                                    Fax:  (305) 458-7757


         For the Security Trustee:

                                    Bankers Trust Company
                                    Four Albany Street
                                    New York, New York  10006
                                    Attention: Corporate Trust and Agency
                                               Services, Structured Finance Team
                                    Facsimile: (212) 250-6439
                                    Telephone: (212) 250-6323

         For the Account Bank:

                                    Bankers Trust Company
                                    Four Albany Street
                                    New York, New York  10006
                                    Attention: Corporate Trust and Agency
                                               Services, Structured Finance Team
                                    Facsimile: (212) 250-6439
                                    Telephone: (212) 250-6323
or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 9.02. Each such notice shall be effective (a) upon receipt when sent through the mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an authorized officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt.

                  SECTION 8.03 NO WAIVER; REMEDIES. No failure on the part of the Security Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 8.04 SEVERABILITY. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.

                  SECTION 8.05 CONTINUING SECURITY INTEREST; ASSIGNMENTS. Subject to Sections 2.12, this Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full in cash of the Secured Obligations, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Security Trustee hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing subsection (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under any Related Document to which it is a party in accordance with the terms thereof to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights in respect thereof granted to such Secured Party herein or otherwise.

                  SECTION 8.06 RELEASE AND TERMINATION. Upon the payment in full in cash of the Secured Obligations or upon the release in full of the Class A Cash Collateral under Section 2.12(a) or (b) hereof, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination, the Security Trustee wilL, the relevant Grantor's expense, execute and deliver to each relevant Grantor such documents as such Grantor shall prepare and reasonably request to evidence such termination.

                  SECTION 8.07 CURRENCY CONVERSION. If any amount is received or recovered by the Security Trustee in a currency (the "Received Currency") other than the currency in which such amount was expressed to be payable (the "Agreed Currency"), then the amount in the Received Currency actually received or recovered by the Security Trustee, to the extent permitted by law, shall only constitute a discharge of the relevant Grantor to the extent of the amount of the Agreed Currency which the Security Trustee was or would have been able in accordance with its or his normal procedures to purchase on the date of actual receipt or recovery (or, if that is not practicable, on the next date on which it is so practicable), and, if the amount of the Agreed Currency which the Security Trustee is or would have been so able to purchase is less than the amount of the Agreed Currency which was originally payable by the relevant Grantor,

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                                                                              16


such Grantor shall pay to the Security Trustee such amount as it shall determine to be necessary to indemnify the Security Trustee against any Loss sustained by it as a result (including the cost of making any such purchase and any premiums, commissions or other charges paid or incurred in connection therewith) and so that, to the extent permitted by law, (i) such indemnity shall constitute a separate and independent obligation of each Grantor distinct from its obligation to discharge the amount which was originally payable by such Grantor and (ii) shall give rise to a separate and independent cause of action and apply irrespective of any indulgence granted by the Security Trustee and continue in full force and effect notwithstanding any judgment, order, claim or proof for a liquidated amount in respect of the amount originally payable by any Grantor or any judgment or order and no proof or evidence of any actual loss shall be required.

                  SECTION 8.08 GOVERNING LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

                  SECTION 8.09 JURISDICTION. (a) Each of the parties hereto irrevocably agrees that the courts of New York shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submits to the jurisdiction of such courts. Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the federal U.S. or New York State courts located in New York, New York being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and agrees not to claim that any such court is not a convenient or appropriate forum.

                  (b) Each of the parties hereto hereby consents generally in respect of any legal action or proceeding arising out of or in connection with this Agreement to the giving of any relief or the issue of any process in connection with such action or proceeding, including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such action or proceeding.

                  SECTION 8.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

                  SECTION 8.11 TABLE OF CONTENTS, HEADINGS, ETC. The Table of Contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

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                                                                              17



                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its representative or officer thereunto duly authorized as of the date first above written.

                                           BANKERS TRUST COMPANY,
                                           as the Account Bank and the Security
                                           Trustee


                                           By
                                             -----------------------------------
                                             Name:
                                             Title:


                                           GRANTORS:

                                           AUTOMATIC LIFT I, LP

                                               By: Automatic LIFT GP I, LLC, as
                                                   General Partner of Automatic
                                                   LIFT I, LP

                                                   By: Automatic Flight
                                                       Operations, LLC, as
                                                       Manager of Automatic LIFT
                                                       GP I, LLC


                                           By:
                                              ----------------------------------
                                              Name: Wayne Lippman
                                              Title:

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                                                                              18


                                                                      SCHEDULE I
                                                        SECURITY TRUST AGREEMENT

                                         Chief Executive Office, Chief Place of
Name of Grantor                          Business and Registered Office
---------------                          ------------------------------

Automatic LIFT I, LP                     Address:
                                         Attention:
                                         Fax:






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                                                                              19




                                                                       EXHIBIT A
                                                        SECURITY TRUST AGREEMENT

                       [Form of Permitted Beneficial Note]

$________________                                         ______________, 20__
  (Face Amount)

                            PERMITTED BENEFICIAL NOTE

                  FOR VALUE RECEIVED, the undersigned (together with his, her or its successors and permitted assigns, the "MAKER"), hereby promises to pay to BANKERS TRUST COMPANY, a New York banking corporation, as Security Trustee, or such holder's registered assigns (the "HOLDER"), an amount determined in accordance with this Note not to exceed the principal sum of ____________ Dollars ($_________) in the manner described in this Note (as modified and supplemented and in effect from time to time, the "NOTE"). All capitalized terms not otherwise defined herein shall have the meaning given to such term in the Supplementary Security Trust Agreement dated as of June 26, 2001 between the "Grantors" referred to therein and Bankers Trust Company.


                                    ARTICLE 1

                                    PAYMENTS

                  Section 1.1 Payments Generally. All payments of principal to be made by the Maker under this Note shall be made in United States Dollars, in immediately available funds, by wire transfer to Holder, or to such other commercial bank located in the United States of America identified in a notice from the Holder to the Maker not later than five Business Days prior to the date of such payment. All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, set-off or counterclaim.

                  Section 1.2 Interest. The principal amount of this Note shall not accrue interest and in no event shall Maker be required to pay any amount in excess of the principal amount printed on the face of this Note.


                                    ARTICLE 2

                                  PAYMENT EVENT

                  Section 2.1 Payment Event. The occurrence of all, but not less than all, of the following events shall constitute a "Payment Event" for the purposes of this Note:

                  (a) a Default Notice shall have been issued, an Acceleration Default shall have occurred and be continuing or the Final Maturity Date of the Class A-1 Notes and class A-2 Notes shall have occurred;

                  (b) the Trustee and the Security Trustee shall have exercised remedies available under the Indenture and the Related Documents, and the "Collateral" (as defined in the Security Trust Agreement) shall have been disposed of and/or liquidated in full;

                  (c) the proceeds from the liquidation and/or disposition of such "Collateral" (the "Aggregate Disposition Amount") together with any fund on deposit in the Class A Contingent Collateral Account are insufficient to repay the Outstanding Principal Balance of, and accrued interest on, the Class A Notes in full; and

                  (d) the aggregate face amount of the outstanding Permitted Beneficial Notes shall exceed the Aggregate Disposition Proceeds (such excess, the "Excess Note Amount").

                  Section 2.2 PAYMENT DEMAND. If a Payment Event shall occur, the Holder may demand ("PAYMENT DEMAND"), and upon such demand Maker shall promptly pay to Holder, the lesser of (i) the Maker's pro rata share amount of the Excess Note Amount (based upon the face amount of this Note as compared to the aggregate face amount of all outstanding Permitted Beneficial Notes) and
(ii) the face amount printed on the face of this Note.


                                    ARTICLE 3

                            REPRESENTATIONS OF MAKER

                  Section 3.1 INTEREST HOLDER. The Maker hereby represents and warrants that, as of the date of this Note, such Maker holds, directly or indirectly, a beneficial interest in the Issuer.

                  Section 3.2 NET WORTH. The MAKER hereby represents and warrants that such Maker's assets exceed the Maker's liabilities by no less than $10 million or this Note is fully guaranteed by a Person whose assets exceed such Person's liabilities by no less than $10 million.


                                    ARTICLE 4

                          WAIVER; AMENDMENT AND RELEASE

                  Section 4.1 AMENDMENT. No amendment of this Note shall be effective unless in writing and signed by the Holder and the Maker.

                  Section 4.2 WAIVER. No waiver of any provision of this Note shall be effective unless in writing and signed by the Holder.

                  Section 4.3 RELEASE OF NOTE. Upon the request of the Maker, this Note shall be cancelled and returned to the Maker if either of the following events occurs:

                  (a) The Outstanding Principal Balance of the Class A Notes, and any accrued and unpaid interest on the Class A Notes, shall have been paid in full; or


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                                                                              21


                  (b) The Holder shall have received one or more Permitted Beneficial Notes in exchange for this Note in an aggregate face amount no less than the face amount printed on the face of this Note issued by the Maker or a Person which represents that such Person's assets exceeds such Person's liabilities by no less than the greater of $10,000,000 and the face amount of the Permitted Beneficial Note issued by such Person (or that such Permitted Beneficial Note is fully guaranteed by a Person whose assets exceed such Person's liabilities by no less than such amount).


                                    Article 5

          General Provisions Relating to the Permitted Beneficial Note

                  Section 5.1. CONSENT AND AGREEMENT. The Maker hereby consents and agrees that any Holder or Holders from time to time, with or without any further notice to or assent from the Maker, may, without in any manner affecting the liability of the Maker under this Note, and upon such terms and conditions as any such Holder or Holders may deem advisable:

                  (a) sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such Holder as direct or indirect security for the payment or performance of any debt, liability or obligation of the Note Issuer or of any other person secondarily or otherwise liable for any debt, liability or obligation of the Note Issuer on the Class A Notes; or

                  (b) settle, adjust or compromise any claim of the Note Issuer against any other person secondarily or otherwise liable for any debt, liability or obligation of the Note Issuer on the Class A Notes.

                  The Maker hereby ratifies and confirms any such sale, release, surrender, modification, exchange, substitution, settlement, adjustment or compromise and that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that the Maker shall at all times be bound by this Note and remain primarily liable hereunder.

                  Section 5.2. WAIVER. The Maker hereby waives, except as may be required under ARTICLE 2 hereof, to the fullest extent permitted by law:

                  (a) notice of acceptance of this Note by the Holder or of the creation, renewal or accrual of any liability of the Note Issuer, present or future, or of the reliance of such Holder upon this Note (it being understood that every debt, liability and obligation under the Class A Notes shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Note);

                  (b) demand of payment by any Holder from the Note Issuer or any other person indebted in any manner on or for any of the debt, liabilities or obligations under the Class A Notes; and

                  (c) presentment for the payment by any Holder or any other person of the Class A Notes or any other instrument, protest thereof and notice of its dishonor to any party thereto and to the Maker.

                  The obligations of the Maker under this Note and the rights of any Holder to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise and shall not be subject to any defense, set-off, counterclaim (other than any compulsory counterclaim), recoupment or termination whatsoever.

                  Section 5.3. UNCONDITIONAL OBLIGATIONS. The obligations of the Maker hereunder shall be binding upon the Maker and its successors and assigns, and shall remain in full force and effect irrespective of:

                  (a) the genuineness, validity, regularity or enforceability of the Class A Notes, the Security Trust Agreement and the Supplementary Trust Agreement or any other agreement or any of the terms of any thereof, the continuance of any obligation on the part of the Note Issuer or any other person on or in respect of the Class A Notes or under the Security Trust Agreement, the Supplementary Trust Agreement, the Indenture or any other agreement or the power or authority or the lack of power or authority of the Note Issuer to issue the Class A Notes or the Note Issuer to execute and deliver the Security Trust Agreement, the Supplementary Trust Agreement, the Indenture or any other agreement or of the Maker to execute and deliver this Note or to perform any of its obligations hereunder or the existence or continuance of the Note Issuer or any other person as a legal entity; or

                  (b) any default, failure or delay, willful or otherwise, in the performance by the Note Issuer, the Maker or any other person of any obligations of any kind or character whatsoever under the Class A Notes, the Security Trust Agreement, the Supplementary Trust Agreement, the Indenture, this Note or any other agreement; or

                  (c) any creditors' rights, bankruptcy, receivership or other insolvency proceeding of the Note Issuer, the Maker or any other person or in respect of the property of the Note Issuer, the Maker or any other person or any merger, consolidation, reorganization, dissolution, liquidation, the sale of all or substantially all of the assets of or winding up of the Note Issuer, the Maker or any other person; or

                  (d) impossibility or illegality of performance on the part of the Note Issuer, the Maker or any other person of its obligations under the Class A Notes, the Security Trust Agreement, the Supplementary Trust Agreement, the Indenture, this Note or any other agreements; or

                  (e) in respect of the Note Issuer or any other person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Note Issuer or any other person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotion, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any Federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other FORCE MAJEURE, whether or not beyond the control of the Note Issuer or any other person and whether or not of the kind hereinbefore specified; or

                  (f) any attachment, claim, demand, charge, lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, debt, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against the Note Issuer, the Maker or any other person or any claims, demands, charges or liens of any nature, foreseen or unforeseen, incurred by the Note Issuer, the Maker or any other person, or against any sums payable in respect of the Class A Notes or under the Security Trust Agreement, the Supplementary Trust Agreement, the Indenture or this Note, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

                  (g) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by the Note Issuer, the Maker or any other person of its respective obligations under or in respect of the Class A Notes, the Security Trust Agreement, the Supplementary Trust Agreement, the Indenture, this Note or any other agreement; or

                  (h) the failure of the Maker to receive any benefit from or as a result of its execution, delivery and performance of this Note; or

                  (i) other than a Payment Demand in accordance with Section 2.2 hereof, any failure or lack of diligence in collection or protection, failure in presentment or demand for payment, protest, notice of protest, notice of default and of nonpayment, any failure to give notice to the Maker of failure of the
Note Issuer, the Maker or any other person to keep and perform any obligation, covenant or agreement under the terms of the Class A Notes, the Security Trust Agreement, the Supplemental Trust Agreement, the Indenture, this Note or any other agreement or failure to resort for payment to the Note Issuer, the Maker or to any other person or to any other note or to any property, security, liens or other rights or remedies; or

                  (j) the acceptance of any additional security or other note, the advance of additional money to the Note Issuer or any other person, the renewal or extension of the Class A Notes or amendments, modifications, consents or waivers with respect to the Class A Notes, the Security Trust Agreement, the Supplementary Trust Agreement, the Indenture or any other agreement, or the sale, release, substitution or exchange of any security for the Class A Notes; or

                  (k) any merger or consolidation of the Note Issuer, the Maker or any other person into or with any other person or any sale, lease, transfer or other disposition of any of the assets of the Note Issuer, the Maker or any other person to any other person, or any change in the ownership of any beneficial or equity interests of the Note Issuer, the Maker or any other person; or

                  (l) any defense whatsoever that: (i) the Note Issuer or any other person might have to the payment of the Class A Notes (principal, premium, if any, or interest), other than payment thereof in Federal or other immediately available funds, or (ii) the Note Issuer or any other person might have to the performance or observance of any of the provisions of the Class A Notes, the Security Trust Agreement, the Supplementary Trust Agreement, the Indenture or any other agreement, whether through the satisfaction or purported satisfaction by the Note Issuer or any other person of its debts due to any cause such as bankruptcy, insolvency, receivership, merger, consolidation, reorganization, dissolution, liquidation, winding-up or otherwise, other than the defense of indefeasible payment in full in cash of the Class A Notes; or

                  (m) any act or failure to act with regard to the Class A Notes, the Security Trust Agreement, the Supplementary Trust Agreement, the Indenture, this Note or any other agreement or anything which might vary the risk of the Maker or any other person; or

                  (n) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Maker or any other person in respect of the obligations of the Maker or other person under this Note or any other agreement, other than the defense of indefeasible payment in full in cash of the Class A Notes;

                  PROVIDED that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Note and the parties hereto that the obligations of the Maker shall be primary, absolute and unconditional and shall not be discharged, impaired or varied except by the payment of the principal of, premium, if any, and interest on the Class A Notes in accordance with their respective terms whenever the same shall become due and payable as in the Class A Notes provided, at the place specified in and all in the manner and with the effect provided in the Class A Notes, the Security Trust Agreement, the Supplementary Trust Agreement, the Indenture, as each may be amended or modified from time to time. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Note Issuer shall default under or in respect of the terms of the Class A Notes, the Security Trust Agreement or the Supplementary Trust Agreement, the Indenture and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Note Issuer under the Class A Notes, the Security Trust Agreement or the Supplementary Trust Agreement, the Indenture, this Note shall remain in full force and effect and shall apply to each and every subsequent default.

                  Section 5.4. RECISSION. The Maker agrees that to the extent the Note Issuer or any other person makes any payment on any Note, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, receiver, or any other person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to the Maker's obligations hereunder, as if said payment had not been made. The liability of the Maker hereunder shall not be reduced or discharged, in whole or in part, by any payment to any Holder from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity, or fraud asserted by any account debtor or by any other person.

                  Section 5.5. EXERCISE OF REMEDIES. No Holder shall be under any obligation: (A) to marshal any assets in favor of the Maker or in payment of any or all of the liabilities of the Note Issuer under or in respect of the Class A Notes or the obligations of the Maker hereunder or (B) to pursue any other remedy that the Maker may or may not be able to pursue themselves and that may lighten the Maker's burden, any right to which the Maker hereby expressly waives, it being understood, however, that the occurrence of a Payment Event is a condition to the making of a Payment Demand.

                  Section 5.6. RELIEF. The Maker hereby consents in respect of any suit, action or proceeding arising out of or in connection with this Note for the payment and performance hereof to the giving of any relief or the issue of any process in connection with such action or proceeding, including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such suit, action or proceeding.

                  Section 5.7. IMMUNITY. To the extent that the Maker has or hereafter may acquire any immunity from the jurisdiction of any court or from any legal process (whether service of notice, attachment prior to judgment, attachment in the aid of execution, execution or otherwise) with respect to itself or its property, the Maker hereby irrevocably waives, to the fullest extent permitted by law, such immunity in respect of its obligations under this Note and any security for the payment and performance hereof.

                  Section 5.8. WAIVER. Nothing in this section shall constitute a waiver by the Maker of any right to (i) appeal any order or judgment referred to herein; (ii) seek any stay or reconsideration or review of any such order or judgment; or (iii) seek any stay of execution or levy pending any appeal from, or a suit, action or proceeding for reconsideration or review of, any such order or judgment.

                  Section 5.9. REMEDIES NOT EXCLUSIVE. No remedy herein conferred upon or reserved to any Holder is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Note now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle any Holder to exercise any remedy reserved to it under the Note, it shall not be necessary for such Holder to physically produce its Note in any proceedings instituted by it or to give any notice, other than such notice as may be herein expressly required.

                  Section 5.10. SEVERABILITY. Any provision of this Note that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

                  Section 5.11. NO RECOVERY. In no circumstances whatsoever shall the Maker have any right to recover the amount of any payment made by the Maker under this Note whether by right of reimbursement, subrogation, contribution, indemnification or otherwise arising by contract, operation of law, or under the laws of partnerships, trusts, suretyship, guaranty or fiduciaries, or under any claim of breach of trust or fiduciary duty or otherwise, from the Note Issuer, any Grantor, any direct or indirect equity holders of the Note Issuer or any Grantor, any other issuer of the Permitted Beneficial Notes or any other persons any such right that may exist being fully waived.

                  Section 5.12 NOTICES. All notices and other communications in respect of this Note (including, without limitation, any modifications of, or requests, waivers or consents under, this Note) shall be given or made in writing (including, without limitation, by telecopy) to the Maker or the Holder, as the case may be, at the applicable "Address for Notices" specified on the signature page hereof; or at such other address as shall be designated by any such party in a notice to the other party. Except as otherwise provided in this Note, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  Section 5.13 GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the law of the State of New York without regard to the conflicts of laws provisions thereof.

                  Section 5.14 TRANSFERS AND EXCHANGES. This Note is transferable in whole or in part by the Holder and shall inure to the benefit of the Holder and its successors and assigns in accordance with its terms.

                  Section 5.15 HEADINGS, ETC. The headings of the Articles and Sections of this Note have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                  IN WITNESS WHEREOF, the Maker has caused this Note to be executed by its duly authorized officer.

                                     [NAME]

                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     ADDRESS FOR NOTICES:
                                     -------------------

                                     [NAME]
                                     [ADDRESS]
                                     Facsimile No.:  _________
                                     Attention:  ______________

                                   ACKNOWLEDGEMENT BY HOLDER:

                                   [BANKERS TRUSTS COMPANY,
                                   as Security Trustee]


                                   --------------------------------


                                   ADDRESS FOR NOTICES:
                                   -------------------

                                   [Bankers Trust Company
                                   Four Albany Street
                                   New York, New York 10006
                                   Facsimile No.:  (212) 250-6439

                                   Attention: Corporate Trust and Agency
                                              Services, Structured Finance Team]

                                                                       EXHIBIT B
                                                        SECURITY TRUST AGREEMENT



                          [FORM OF GRANTOR SUPPLEMENT]


Bankers Trust Company, as the Security Trustee
Four Albany Street
New York, New York 10006                                     [Date]

Attention:  Corporate Trust and Agency
            Services-Structured Finance Team

          Re: Supplementary Security Trust Agreement, dated as of June 26, 2001

Ladies and Gentlemen:

Reference is made to the Supplementary Security Trust Agreement, dated as of June 26, 2001 (the "Supplementary Security Trust Agreement"), between the "Grantors" referred to therein (the "Grantors") and BANKERS TRUST COMPANY, a New York banking corporation ("Bankers Trust"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Supplementary Security Trust Agreement.

                  The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Supplementary Security Trust Agreement as if it were an original party thereto and agrees that each reference in the Supplementary Security Trust Agreement to "Grantor" shall also mean and be a reference to the undersigned.

                  To secure the Secured Obligations, the undersigned Grantor hereby assigns and pledges to the Security Trustee for its benefit and the benefit of the Secured Parties, and hereby grants to the Security Trustee for its benefit and the benefit of the Secured Parties a security interest in, all of its right, title and interest in and to:

                  (a) all right of such Grantor in and to the Class A Contingent Collateral Account and all cash, investment property, Permitted Account Investments, other Investments, securities, instruments or other property (including all "financial assets" within the meaning of Section 8-102(a)(9) of the UCC) at any time or from time to time credited to the Class A Contingent Collateral Account (collectively, the "Account Collateral");

                  (b) all of such Grantor's right, title and interest in and to the personal property identified in a Grantor Supplement executed and delivered by such Grantor to the Security Trustee; and

                  (c) all proceeds of any and all of the foregoing Collateral (including proceeds that constitute property of the types described in clauses
(a) and (b) above.

                  The undersigned Guarantor hereby makes each representation and warranty set forth in Section 2.03 of the Supplementary Security Trust Agreement (as supplemented by the attached Annexes) and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Additional Trust Agreement. Each reference in the Supplemental Trust Agreement to the Account Collateral shall be construed to include a reference to the corresponding Collateral hereunder.

                  This Grantor Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

Very truly yours,

[NAME OF GRANTOR]


By:
   ------------------------
Name:
Title:


Acknowledged and agreed to as of the date first above written:

BANKERS TRUST COMPANY,
      not in its individual capacity, but
      solely as the Security Trustee

By:
   -----------------------------------------
   Name:
   Title: